Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: January-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1	(CON’T)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returnes filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconcilations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	2/25/2004
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	38017

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	18,366,355	—			18,366,355	9,287,663	20,970,070	19,402,924

Receipts
Cash Sales
Accounts Receivable	23,831,730				23,831,730	19,892,488	71,569,938	66,496,881
Interest Income/Other Income	605,643				605,643		874,659
Additional Deposits/Tax Withheld
Other (Attach List)	5,664				5,664		5,664
Transfers between Accounts	(2,624,398)	2,624,398			—		(3,440,519)

Total Receipts	21,818,639	2,624,398	—	—	24,443,037	19,892,488	69,009,742	66,496,881

Disbursements
Gross Payroll/Payroll Taxes		2,624,398			2,624,398	2,949,000	9,178,685	9,735,000
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance/Payroll WH paid from operating accounts
Marketing
Property Mainenance/Utilites
Other (Attach List)	3,282,944				3,282,944	5,171,715	9,016,596	15,871,900

Loan Proceeds/Expenses Related To Loans/Insurance	8,747,734				8,747,734	8,391,175	39,013,002	41,314,224

Deposits to Lenders	—				—		2,500,000	2,500,000
Professional fees - Carve-out	51,307				51,307	900,000	2,168,520	2,900,000
US Trustee Quarterly Fees						200,000		200,000
Court Costs

Total Disbursements	12,081,985	2,624,398	—	—	14,706,383	17,611,890	61,876,804	72,521,124

Net Cash Flow (Receipts less Disbursements)	9,736,654	—	—	—	9,736,654	2,280,598	7,132,938	(6,024,243)

Cash - End of Month	28,103,009	—	—	—	28,103,009	11,568,260	28,103,009	13,378,681

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLLY

Monthly Court Report for January-04

HOLDING COMPANY        HOLDING COMPANY        JOINTLY ADMINISTERED        HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	18,366,354.97	14,116,981.13	—	—	(88,016.85)	(15,241.98)	214,507.68		2,722,377.04	1,415,747.95

TICO Cash Collected	10,100,268.40	—		—	—	—	—		—	10,100,268.40
SM Cash Collected	11,129,898.72	—		—	—	—	—		11,129,898.72	—
TIG Cash Collected	710,885.73	—		—	710,885.73	—	—		—	—
TPF Cash Collected	1,214,245.44	—		—	—	—	1,214,245.44		—	—
TCL Cash Collected	676,432.00	—		—	—	676,432.00	—		—	—
Other Income Collected	605,642.52	17,913.21		—	—	—	190,623.09		331,089.58	66,016.64

SUBTOTAL	24,437,372.81	17,913.21	—	—	710,885.73	676,432.00	1,404,868.53	—	11,460,988.30	10,166,285.04

CORRECTION OF BEGINNING BALANCES	5,663.98	5,663.98		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	11,620,228.33		—	1,733.71	(107,122.33)	(165,573.30)		(6,274,392.61)	(5,074,873.80)

Total Cash Receipts and Transfers	24,443,036.79	11,643,805.52	—	—	712,619.44	569,309.67	1,239,295.23	—	5,186,595.69	5,091,411.24

Cash Disbursements - Loans	—			—	—	—	—		—	—
Loan Proceeds Checks	5,308,286.33	—		—	—	545,432.94	1,052,284.41		2,623,660.83	1,086,908.15
Expenses related to Loans\Thaxton Insurance Group	3,439,447.96	—		—	577,107.95	206.26	340,476.81		485,132.92	2,036,524.02

Subtotal - Loans	8,747,734.29	—	—	—	577,107.95	545,639.20	1,392,761.22		3,108,793.75	3,123,432.17

Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	32,809.49	—		—	—	—	—		31,368.23	1,441.26
Bank Charges	108,129.44	64,479.85		—	1,082.90	—	—		32,726.28	9,840.41
Claims Funding*	244,264.93	106,230.68		—	—	—	—		138,034.25	—
Company Auto	4,668.62	84.00		—	—	102.85	—		4,481.77	—
Computer Costs	20,932.20	3,309.88		—	228.93	—	1,486.00		2,062.15	13,845.24
Dues And Subscriptions	10,204.75	—		—	4,040.06	—	—		6,059.69	105.00
Employee Reimbursements - collections exp	96,284.68	—		—	305.00	—	—		2,863.26	93,116.42
Equipment Rental	14,312.61	1,743.66		—	1,919.83	—	—		2,847.41	7,801.71
Fixed Assets	12,192.89	—		—	527.36	—	—		3,052.34	8,613.19
Forms & Printing	42,693.00	461.10		—	—	—	—		37,469.29	4,762.61
Insurance	27,225.53	9,068.19		—	561.98	—	—		17,595.36	—
Meals & Entertainment	3,624.43	—		—	—	—	—		566.07	3,058.36
Miscellaneous	25,529.74	13,797.91		—	—	—	—		11,729.69	2.14
Office Expense	29,998.61	4,456.71		—	3,476.08	69.75	357.46		3,225.49	18,413.12
Postage	54,200.75	5,797.91		—	5,536.13	39.00	3,163.75		21,698.94	17,965.02
Prepaid Expenses	42,447.77	5,305.61		—	422.44	—	—		35,823.55	896.17
Prepaid Software ABS	26,330.75	—		—	—	—	—		18,383.65	7,947.10
Professional Fees-Ordinary Course	14,558.73	5,587.68		—	—	201.64	—		6,393.41	2,376.00
Rent	266,159.01	12,983.00		—	—	400.00	—		161,266.57	91,509.44
Repairs & Maintenance	38,722.85	1,476.85		—	18,431.74	—	—		9,356.79	9,457.47
Seminars & Meetings	1,498.02	—		—	—	—	—		1,498.02	—
Taxes & Licenses	59,580.09	79.00		—	—	—	—		41,809.78	17,691.31
Telephone	105,150.20	11,535.36		—	5,212.09	256.13	858.71		30,370.81	56,917.10
Temporary Agency Staff	44,947.56	17,232.53		—	5,200.07	—	—		13,064.50	9,450.46
Travel	12,333.90	496.80		—	—	—	—		3,483.46	8,353.64
Utilities	56,406.41	4,177.37		—	3,816.58	—	—		28,574.64	19,837.82
Interest to Finova	647,986.18	647,986.18		—	—	—	—		—	—
Payroll Paid TTG	996,941.76	109,361.50		—	177,419.90	16,139.62	8,138.66		—	685,882.08
Payroll Paid SMC	1,627,456.39	—		—	—	—	—		1,627,456.39	—
Restructuring Officer	36,000.00	36,000.00		—	—	—	—		—	—
Voyager Payment	1,081,193.00	—		—	—	—	—		955,863.62	125,329.38
Bankruptcy Professionals	51,306.50	51,306.50		—	—	—	—		—	—
Other	122,557.70	23,866.62		—	—	—	—		—	98,691.08

Total Other Cash Disbursements	5,958,648.49	1,136,824.89	—	—	228,181.09	17,208.99	14,004.58		3,249,125.41	1,313,303.53

TOTAL ALL CASH DISBURSEMENTS	14,706,382.78	1,136,824.89	—	—	805,289.04	562,848.19	1,406,765.80		6,357,919.16	4,436,735.70

	28,103,008.98	24,623,961.76	—	—	(180,686.45)	(8,780.50)	47,037.11		1,551,053.57	2,070,423.49

BANK ACCOUNT RECONCILED BALANCES:	28,103,008.98	24,623,961.76			(180,686.45)	(8,780.50)	47,037.11		1,551,053.57	2,070,423.49

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 2/25/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated JOINTLY ADMINISTERED
Monthly Court Report for CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	18,366,354.97		—	18,366,354.97

TICO Cash Collected	10,100,268.40	—	—	10,100,268.40
SM Cash Collected	11,129,898.72	—	—	11,129,898.72
TIG Cash Collected	710,885.73	—	—	710,885.73
TPF Cash Collected	1,214,245.44	—	—	1,214,245.44
TCL Cash Collected	676,432.00	—	—	676,432.00
Other Income Collected	605,642.52	—	—	605,642.52

SUBTOTAL	24,437,372.81	—	—	24,437,372.81

CORRECTION OF BEGINNING BALANCES	5,663.98	—	—	5,663.98
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,624,398.15)	2,624,398.15	—	—

Total Cash Receipts and Transfers	21,818,638.64	2,624,398.15	—	24,443,036.79

Cash Disbursements - Loans
Loan Proceeds Checks	5,308,286.33			5,308,286.33
Expenses related to Loans\Thaxton Insurance Group	3,439,447.96			3,439,447.96

Subtotal - Loans	8,747,734.29	—	—	8,747,734.29

Cash Disbursements - Other	—
Advertising	32,809.49		—	32,809.49
Bank Charges	108,129.44	—	—	108,129.44
Claims Funding*	244,264.93		—	244,264.93
Company Auto	4,668.62	—	—	4,668.62
Computer Costs	20,932.20	—	—	20,932.20
Dues And Subscriptions	10,204.75	—	—	10,204.75
Employee Reimbursements - collections exp	96,284.68	—	—	96,284.68
Equipment Rental	14,312.61	—	—	14,312.61
Fixed Assets	12,192.89	—	—	12,192.89
Forms & Printing	42,693.00	—	—	42,693.00
Insurance	27,225.53	—	—	27,225.53
Meals & Entertainment	3,624.43	—	—	3,624.43
Miscellaneous	25,529.74	—	—	25,529.74
Office Expense	29,998.61	—	—	29,998.61
Postage	54,200.75	—	—	54,200.75
Prepaid Expenses	42,447.77	—	—	42,447.77
Prepaid Software ABS	26,330.75	—	—	26,330.75
Professional Fees-Ordinary Course	14,558.73	—	—	14,558.73
Rent	266,159.01	—	—	266,159.01
Repairs & Maintenance	38,722.85	—	—	38,722.85
Seminars & Meetings	1,498.02	—	—	1,498.02
Taxes & Licenses	59,580.09	—	—	59,580.09
Telephone	105,150.20	—	—	105,150.20
Temporary Agency Staff	44,947.56	—	—	44,947.56
Travel	12,333.90	—	—	12,333.90
Utilities	56,406.41	—	—	56,406.41
Interest to Finova	647,986.18	—	—	647,986.18
Payroll Paid TTG	—	996,941.76	—	996,941.76
Payroll Paid SMC	—	1,627,456.39	—	1,627,456.39
Restructuring Officer	36,000.00	—	—	36,000.00
Voyager Payment	1,081,193.00	—	—	1,081,193.00
Bankruptcy Professionals	51,306.50	—	—	51,306.50
Other	122,557.70	—	—	122,557.70

Total Other Cash Disbursements	3,334,250.34	2,624,398.15	—	5,958,648.49

TOTAL ALL CASH DISBURSEMENTS	12,081,984.63	2,624,398.15	—	14,706,382.78

	28,103,008.98	—	—	28,103,008.98

            BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 2/25/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

CONSOLIDATED - 13 WEEK CASH BUDGET

	BUDGET Week 10 1/2-1/9	BUDGET Week 13 1/9-1/16	BUDGET Week 14 1/16-1/23	BUDGET Week 15 1/23-1/30	JANUARY BUDGET MONTH	JANUARY BUDGET Filig to Date
Beginning Cash	$11,098,083	$11,146,587	$10,249,795	$10,451,797	$9,287,663	$19,402,924
Cash Receipts
TICO Cash Collected	1,367,122	1,359,069	1,351,064	1,343,106	6,795,584	23,656,590
SM Cash Collected	1,983,091	1,960,188	1,937,550	1,915,173	9,802,265	31,139,840
TIG Cash Collected	187,500	187,500	187,500	187,500	937,500	3,000,000
TPF Cash Collected	287,234	287,971	288,710	289,450	1,439,865	5,418,080
TCL Cash Collected	190,584	183,166	176,037	169,185	917,274	3,282,372
Other Income Collected	—	—	—	—	—	—

Total Cash Receipts	4,015,532	3,977,895	3,940,861	3,904,414	19,892,488	66,496,881

Cash Disbursements						—
Loan Proceeds Checks	1,593,864	1,577,762	1,562,017	1,546,619	7,890,597	39,471,037
Expenses related to Loans	12,690	12,615	12,541	12,467	63,078	443,187
Expenses related to TIG	87,500	87,500	87,500	87,500	437,500	1,400,000

Total Cash Disbursements	1,694,054	1,677,877	1,662,058	1,646,586	8,391,175	41,314,224

NET CASH RECEIPTS	2,321,478	2,300,018	2,278,803	2,257,828	11,501,313	25,182,657

CASH DISBURSEMENTS:						—
Operating Cash Disbursements						—
Advertising	235,000	26,000	34,593	38,678	354,271	1,182,584
Bank Charges	40,000	19,470	16,700	15,000	106,170	314,713
Claims Funding*	50,000	50,000	50,000	50,000	250,000	800,000
Company Auto	13,125	13,081	13,482	13,000	65,688	184,536
Computer Costs	13,024	14,450	17,980	18,870	77,524	263,170
Dues And Subscriptions	7,500	792	500	8,514	17,806	32,932
Employee Reimbursements - collections exp	38,428	18,181	17,500	18,005	130,064	357,746
Equipment Rental	4,000	9,300	4,000	20,263	41,563	136,039
Fixed Assets	16,000	16,000	16,000	16,000	80,000	294,000
Forms & Printing	5,500	5,500	5,698	3,935	26,507	90,779
Insurance	17,500	7,500	16,000	17,040	65,540	246,116
Meals & Entertainment	4,000	4,000	4,000	4,000	20,000	56,000
Miscellaneous	30,500	30,500	30,500	30,500	217,500	570,000
Office Expense	82,544	27,973	28,172	19,621	240,798	664,847
Postage	29,850	22,636	17,836	19,510	108,882	292,306
Prepaid Expenses	18,000	18,000	18,000	18,000	90,000	291,000
Prepaid Software ABS	—	18,000	—	—	18,000	54,000
Professional Fees-Ordinary Course	11,010	11,850	12,482	17,558	62,250	229,201
Rent	20,040	8,000	127,774	161,278	317,492	1,202,510
Repairs & Maintenance	4,500	4,500	4,500	4,745	22,745	76,980
Roadgard	—	20,000	—	—	20,000	60,000
Seminars & Meetings	3,475	3,275	3,699	3,895	17,594	49,126
Taxes & Licenses	3,000	68,500	3,095	3,000	80,595	173,820
Telephone	37,748	33,912	37,120	72,684	214,664	703,519
Temporary Agency Staff	39,332	20,500	20,500	20,500	139,332	440,497
Travel	12,055	40,000	40,000	12,000	116,055	337,152
Utilities	15,843	15,224	15,672	22,770	84,009	257,968

Total Operating Cash Disbursements	751,974	527,144	555,800	629,365	2,985,048	9,361,541

Total Cash Disbursements by Group						—
Corporate	134,500	133,885	133,425	134,800	671,610	2,094,658
Tico Credit	87,400	146,850	195,100	157,350	662,850	2,178,250
Southern Management	509,000	226,000	188,500	302,000	1,529,500	4,632,000
Thaxton Premium Finance	2,435	7,685	2,400	250	12,920	35,345
Thaxton Commercial Lending	679	1,435	885	925	4,449	12,583
Thaxton Insurance Group	17,960	11,289	35,490	34,040	103,719	408,705

Total Operating Cash Disbursements	751,974	527,144	555,800	629,365	2,985,048	9,361,541

Other Items						—
Interest to Finova	—	641,667	—	—	641,667	1,925,000
Payroll Paid TTG	541,577	—	541,577	—	1,083,154	3,819,808
Payroll Paid SMC	967,423	231,000	667,423	—	1,865,846	5,915,192
Restructuring Officer	12,000	12,000	12,000	12,000	60,000	192,000
Insurance Renewal	—	500,000	—	—	500,000	655,000
Voyager Payment	—	985,000	—	—	985,000	3,738,359
Pre-Filing Prepays	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	2,500,000
US Trustee	—	—	—	200,000	200,000	200,000
Bankrupty Professional Carve-out		300,000	300,000	300,000	900,000	2,900,000

Total Other Items	1,521,000	2,669,667	1,521,000	512,000	6,235,667	21,845,359

Cash from Operations						—
Total Collections	4,015,532	3,977,895	3,940,861	3,904,414	19,892,488	66,496,881
Total Disbursements	3,955,028	4,562,687	3,426,858	2,275,951	16,451,890	69,229,124

Net Cash from Operations	60,504	(584,792)	514,002	1,628,464	3,440,598	(2,732,243)

Restructuring Expense	(12,000)	(312,000)	(312,000)	(512,000)	(1,160,000)	(3,292,000)

Net Change in Cash	48,504	(896,792)	202,002	1,116,464	2,280,598	(6,024,243)

Ending Cash	11,146,587	10,249,795	10,451,797	11,568,260	11,568,260	13,378,681

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	1,136,824.89

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case # 03-13183
Monthly Court Report for January-04
FED ID# 57-0669498		CLOSED	INACTIVE

	Consolidated Totals	GA Notes - Regions Bank	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	FIRST CITIZENS - Note Account 650002548801	WACHOVIA Modern Notes 657638367 2079900430042	INACTIVE Paragon,Inc
Beginning Cash Position	14,116,981.13	208.62	13,263,031.80	—	873,935.73	(10,426.45)	(529.76)	(9,238.81)

TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	17,913.21		13,256.85		4,656.36	—

SUBTOTAL	17,913.21	—	13,256.85	—	4,656.36	—	—	—	—

CORRECTION OF BEGINNING BALANCES	5,663.98					—			5,663.98
GENERAL LEDGER DEPOSITS AND TRANSFERS	11,620,228.33	(208.62)	6,750,000.00	726,000.00	4,034,178.01	115,393.16	529.76	(5,663.98)

Total Cash receipts	11,643,805.52	(208.62)	6,763,256.85	726,000.00	4,038,834.37	115,393.16	529.76	(5,663.98)	5,663.98

Cash Disbursements - Loans						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	64,479.85		41.22		61,638.29	—		2,800.34
Claims Funding*	106,230.68				106,230.68	—
Company Auto	84.00				84.00	—
Computer Costs	3,309.88				3,309.88	—
Dues And Subscriptions	—				—	—
Employee Reimbursements - collections exp	—				—	—
Equipment Rental	1,743.66				1,743.66	—
Fixed Assets	—				—	—
Forms & Printing	461.10				461.10	—
Insurance	9,068.19				9,068.19	—
Meals & Entertainment	—				—	—
Miscellaneous	13,797.91				13,797.91	—
Office Expense	4,456.71				4,456.71	—
Postage	5,797.91				5,797.91	—
Prepaid Expenses	5,305.61				5,305.61	—
Prepaid Software ABS	—				—	—
Professional Fees-Ordinary Course	5,587.68				5,587.68	—
Rent	12,983.00				12,983.00	—
Repairs & Maintenance	1,476.85				1,476.85
Roadgard	—				—
Seminars & Meetings	—				—	—
Taxes & Licenses	79.00				79.00	—
Telephone	11,535.36				11,535.36	—
Temporary Agency Staff	17,232.53				17,232.53	—
Travel	496.80				496.80	—
Utilities	4,177.37				4,177.37	—
Interest to Finova	647,986.18				647,986.18	—
Payroll Paid TTG	109,361.50				—	109,361.50
Payroll Paid SMC	—				—	—
Restructuring Officer	36,000.00				36,000.00	—
Insurance Renewal	—				—	—
Voyager Payment	—				—	—
Pre-Filing Prepays	—				—	—
Deposit to Lender	—				—	—
US Trustee	—				—
Bankruptcy Professionals	51,306.50				51,306.50	—
Other	23,866.62				23,866.62

Total Other Cash Disbursements	1,136,824.89	—	41.22	—	1,024,621.83	109,361.50	—	2,800.34	—

TOTAL ALL CASH DISBURSEMENTS	1,136,824.89	—	41.22	—	1,024,621.83	109,361.50	—	2,800.34

	24,623,961.76	—	20,026,247.43	726,000.00	3,888,148.27	(4,394.79)	—	(17,703.13)	5,663.98

Book Balance per bank rec.	24,623,961.76	—	20,026,247.43	726,000.00	3,888,148.27	(4,394.79)	—	(17,703.13)	5,663.98

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	14,116,981.13	—	—	14,116,981.13

TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	17,913.21	—	—	17,913.21

SUBTOTAL	17,913.21	—	—	17,913.21

CORRECTION OF BEGINNING BALANCES	5,663.98	—	—	5,663.98
GENERAL LEDGER DEPOSITS AND TRANSFERS	11,620,228.33	—	—	11,620,228.33

Total Cash receipts	11,643,805.52	—	—	11,643,805.52

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	64,479.85	—	—	64,479.85
Claims Funding*	106,230.68	—	—	106,230.68
Company Auto	84.00	—	—	84.00
Computer Costs	3,309.88	—	—	3,309.88
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	1,743.66	—	—	1,743.66
Fixed Assets	—	—	—	—
Forms & Printing	461.10	—	—	461.10
Insurance	9,068.19	—	—	9,068.19
Meals & Entertainment	—	—	—	—
Miscellaneous	13,797.91	—	—	13,797.91
Office Expense	4,456.71	—	—	4,456.71
Postage	5,797.91	—	—	5,797.91
Prepaid Expenses	5,305.61	—	—	5,305.61
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	5,587.68	—	—	5,587.68
Rent	12,983.00	—	—	12,983.00
Repairs & Maintenance	1,476.85	—	—	1,476.85
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	79.00	—	—	79.00
Telephone	11,535.36	—	—	11,535.36
Temporary Agency Staff	17,232.53	—	—	17,232.53
Travel	496.80	—	—	496.80
Utilities	4,177.37	—	—	4,177.37
Interest to Finova	647,986.18	—	—	647,986.18
Payroll Paid TTG	—	109,361.50	—	109,361.50
Payroll Paid SMC	—	—	—	—
Restructuring Officer	36,000.00	—	—	36,000.00
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	51,306.50	—	—	51,306.50
Other	23,866.62	—	—	23,866.62

Total Other Cash Disbursements	1,027,463.39	109,361.50	—	1,136,824.89

TOTAL ALL CASH DISBURSEMENTS	1,027,463.39	109,361.50	—	1,136,824.89

	24,733,323.26	(109,361.50)	—	24,623,961.76

Book Balance per bank rec.

THE THAXTON GROUP

Cash Disbursements for Consolidated Disbursement Account

Wachovia                                                                                                          2000014825091        2079900430275             Case No.

Monthly Court Report for January-04

	Consolidated Totals	CORPORATE	Operating	Payroll	Other	Total
Beginning Cash Position	873,935.73	873,935.73	873,935.73	0.00	0.00	873,935.73

TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—		0.00	0.00	0.00	0.00
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	4,656.36	4,656.36	4,656.36			4,656.36

SUBTOTAL	4,656.36	4,656.36	4,656.36	—	—	4,656.36

GENERAL LEDGER DEPOSITS AND TRANSFERS	4,034,178.01	4,034,178.01	4,034,178.01			4,034,178.01

Total Cash receipts	4,038,834.37	4,038,834.37	4,038,834.37	—	—	4,038,834.37

Cash Disbursements - Loans
Loan Proceeds Checks	—		—			—
Expenses related to Loans	—		—			—

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other	—		—			—
Advertising	—	—	—			—
Bank Charges	61,638.29	61,638.29	61,638.29			61,638.29
Claims Funding*	106,230.68	106,230.68	106,230.68			106,230.68
Company Auto	84.00	84.00	84.00			84.00
Computer Costs	3,309.88	3,309.88	3,309.88			3,309.88
Dues And Subscriptions	—	—	—			—
Employee Reimbursements - collections exp	—	—	—			—
Equipment Rental	1,743.66	1,743.66	1,743.66			1,743.66
Fixed Assets	—	—	—			—
Forms & Printing	461.10	461.10	461.10			461.10
Insurance	9,068.19	9,068.19	9,068.19			9,068.19
Meals & Entertainment	—	—	—			—
Miscellaneous	13,797.91	13,797.91	13,797.91			13,797.91
Office Expense	4,456.71	4,456.71	4,456.71			4,456.71
Postage	5,797.91	5,797.91	5,797.91			5,797.91
Prepaid Expenses	5,305.61	5,305.61	5,305.61			5,305.61
Prepaid Software ABS	—	—	—			—
Professional Fees-Ordinary Course	5,587.68	5,587.68	5,587.68			5,587.68
Rent	12,983.00	12,983.00	12,983.00			12,983.00
Repairs & Maintenance	1,476.85	1,476.85	1,476.85			1,476.85
Roadgard	—	—	—			—
Seminars & Meetings	—	—	—			—
Taxes & Licenses	79.00	79.00	79.00			79.00
Telephone	11,535.36	11,535.36	11,535.36			11,535.36
Temporary Agency Staff	17,232.53	17,232.53	17,232.53			17,232.53
Travel	496.80	496.80	496.80			496.80
Utilities	4,177.37	4,177.37	4,177.37			4,177.37
Interest to Finova	647,986.18	647,986.18	647,986.18			647,986.18
Payroll Paid TTG	—	—	—			—
Payroll Paid SMC	—	—	—			—
Restructuring Officer	36,000.00	36,000.00	36,000.00			36,000.00
Insurance Renewal	—	—	—			—
Voyager Payment	—	—	—			—
Pre-Filing Prepays	—	—	—			—
Deposit to Lender	—	—	—			—
US Trustee	—		—			—
Bankruptcy Professionals Carve-out	51,306.50	51,306.50	51,306.50			51,306.50
Other	23,866.62	23,866.62	23,866.62			23,866.62

Total Other Cash Disbursements	1,024,621.83	1,024,621.83	1,024,621.83	—	—	1,024,621.83

TOTAL ALL CASH DISBURSEMENTS	1,024,621.83	1,024,621.83	1,024,621.83	—	—	1,024,621.83

	3,888,148.27	3,888,148.27	3,888,148.27	—	—	3,888,148.27

	3,888,148.27	3,888,148.27

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Paragon, Inc. - Inactive Company            Case # 03-13189                    Case No. 03-13189

Monthly Court Report for January-04

FED ID# 56-2057616

	Consolidated Totals	Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	5,663.98	5,663.98		—	5,663.98

TICO Cash Collected	—		—	—	—	—
SM Cash Collected	—		—	—	—	—
TIG Cash Collected	—		—	—	—	—
TPF Cash Collected	—		—	—	—	—
TCL Cash Collected	—		—	—	—	—
Other Income Collected	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—		—		—	—
Claims Funding*	—
Company Auto	—		—	—	—	—
Computer Costs	—		—	—	—	—
Dues And Subscriptions	—		—	—	—	—
Employee Reimbursements - collections exp	—		—	—	—	—
Equipment Rental	—		—	—	—	—
Fixed Assets	—		—	—	—	—
Forms & Printing	—		—	—	—	—
Insurance	—		—	—	—	—
Meals & Entertainment	—		—	—	—	—
Miscellaneous	—		—	—	—	—
Office Expense	—		—	—	—	—
Postage	—		—	—	—	—
Prepaid Expenses	—		—	—	—	—
Prepaid Software ABS	—		—	—	—	—
Professional Fees-Ordinary Course	—		—	—	—	—
Rent	—		—	—	—	—
Repairs & Maintenance	—		—	—	—	—
Roadgard	—		—	—	—	—
Seminars & Meetings	—		—	—	—	—
Taxes & Licenses	—		—	—	—	—
Telephone	—		—	—	—	—
Temporary Agency Staff	—		—	—	—	—
Travel	—		—	—	—	—
Utilities	—		—	—	—	—
Interest to Finova	—		—	—	—	—
Payroll Paid TTG	—		—	—	—	—
Payroll Paid SMC	—		—	—	—	—
Restructuring Officer	—		—	—	—	—
Insurance Renewal	—		—	—	—	—
Voyager Payment	—		—	—	—	—
Pre-Filing Prepays	—		—	—	—	—
Deposit to Lender	—		—	—	—	—
US Trustee	—		—	—	—	—
Bankruptcy Professionals	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—

	5,663.98	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	5,663.98

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Operating Company                Case # 03-13184                Case No. 01-10573

Monthly Court Report for January-04

FED ID # 57-1083679

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for January-04
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—				—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	805,289.04

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$805,289.04

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for January-04
FED ID# 57-0926039

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(88,016.85)	—	4,243.80	2,977.18	(95,237.83)	—	(88,016.85)	—	—	(88,016.85)

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	710,885.73		22,967.51	49,513.68	638,404.54		687,918.22	22,967.51	—	710,885.73
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	710,885.73	—	22,967.51	49,513.68	638,404.54	—	687,918.22	22,967.51	—	710,885.73

GENERAL LEDGER DEPOSITS AND TRANSFERS	1,733.71	—	(23,723.14)	(48,605.09)	(103,357.96)	177,419.90	(175,686.19)	177,419.90	—	1,733.71

Total Cash Receipts and Transfers	712,619.44	—	(755.63)	908.59	535,046.58	177,419.90	535,199.54	177,419.90	—	712,619.44

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	577,107.95				577,107.95		577,107.95			577,107.95

Subtotal - Loans	577,107.95	—	—	—	577,107.95	—	577,107.95	—	—	577,107.95

Cash Disbursements - Other
Advertising	—						—			—
Bank Charges	1,082.90		20.95	7.50	1,054.45		1,061.95	20.95	—	1,082.90
Claims Funding*	—						—			—
Company Auto	—						—	—	—	—
Computer Costs	228.93				228.93		228.93	—	—	228.93
Dues And Subscriptions	4,040.06				4,040.06		4,040.06	—	—	4,040.06
Employee Reimbursements - collections exp	305.00				305.00		305.00	—	—	305.00
Equipment Rental	1,919.83				1,919.83		1,919.83	—	—	1,919.83
Fixed Assets	527.36				527.36		527.36	—	—	527.36
Forms & Printing	—				—		—	—	—	—
Insurance	561.98				561.98		561.98	—	—	561.98
Meals & Entertainment	—				—		—	—	—	—
Miscellaneous	—				—		—	—	—	—
Office Expense	3,476.08				3,476.08		3,476.08	—	—	3,476.08
Postage	5,536.13				5,536.13		5,536.13	—	—	5,536.13
Prepaid Expenses	422.44				422.44		422.44	—	—	422.44
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	—				—		—	—	—	—
Repairs & Maintenance	18,431.74				18,431.74		18,431.74	—	—	18,431.74
Roadgard	—				—		—	—	—	—
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	—				—		—	—	—	—
Telephone	5,212.09				5,212.09		5,212.09	—	—	5,212.09
Temporary Agency Staff	5,200.07				5,200.07		5,200.07	—	—	5,200.07
Travel	—				—		—	—	—	—
Utilities	3,816.58				3,816.58		3,816.58	—	—	3,816.58
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	177,419.90					177,419.90	—	177,419.90	—	177,419.90
Payroll Paid SMC	—				—		—	—	—	—
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	—				—		—	—	—	—
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	228,181.09	—	20.95	7.50	50,732.74	177,419.90	50,740.24	177,440.85	—	228,181.09

TOTAL ALL CASH DISBURSEMENTS	805,289.04	—	20.95	7.50	627,840.69	177,419.90	627,848.19	177,440.85	—	805,289.04

	(180,686.45)	—	3,467.22	3,878.27	(188,031.94)	—	(180,665.50)	(20.95)	—	(180,686.45)

Book Balance per bank rec.	(180,686.45)	—	3,467.22	3,878.27	(188,031.94)	—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	562,848.19

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$562,848.19

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for January-04
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(15,241.98)	(15,241.98)		(15,241.98)	—	—	(15,241.98)

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	676,432.00	676,432.00		676,432.00	—	—	676,432.00
Other Income Collected	—			—	—	—	—

SUBTOTAL	676,432.00	676,432.00	—	676,432.00	—	—	676,432.00

GENERAL LEDGER DEPOSITS AND TRANSFERS	(107,122.33)	(123,261.95)	16,139.62	(123,261.95)	16,139.62	—	(107,122.33)

Total Cash Receipts and Transfers	569,309.67	553,170.05	16,139.62	553,170.05	16,139.62	—	569,309.67

Cash Disbursements - Loans
Loan Proceeds Checks	545,432.94	545,432.94		545,432.94			545,432.94
Expenses related to Loans	206.26	206.26		206.26			206.26

Subtotal - Loans	545,639.20	545,639.20	—	545,639.20			545,639.20

Cash Disbursements - Other	—						—
Advertising	—			—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—						—
Company Auto	102.85	102.85		102.85	—	—	102.85
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	69.75	69.75		69.75	—	—	69.75
Postage	39.00	39.00		39.00	—	—	39.00
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	201.64	201.64		201.64	—	—	201.64
Rent	400.00	400.00		400.00	—	—	400.00
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	256.13	256.13		256.13	—	—	256.13
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	16,139.62		16,139.62	—	16,139.62	—	16,139.62
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—

Total Other Cash Disbursements	17,208.99	1,069.37	16,139.62	1,069.37	16,139.62	—	17,208.99

TOTAL ALL CASH DISBURSEMENTS	562,848.19	546,708.57	16,139.62	546,708.57	16,139.62	—	562,848.19

	(8,780.50)	(8,780.50)	—	(8,780.50)	—	—	(8,780.50)

Book Balance per bank rec.	(8,780.50)	(8,780.50)

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	1,406,765.80

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,406,765.80

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	Case # 03-13186	Case No. 03-13186
Monthly Court Report for January-04
FED ID# 58-2358369

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	214,507.68	—	214,507.68		214,507.68	—	—	214,507.68

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	1,214,245.44		1,214,245.44		1,214,245.44	—	—	1,214,245.44
TCL Cash Collected	—				—	—	—	—
Other Income Collected	190,623.09		190,623.09		190,623.09	—	—	190,623.09

SUBTOTAL	1,404,868.53	—	1,404,868.53	—	1,404,868.53	—	—	1,404,868.53

GENERAL LEDGER DEPOSITS AND TRANSFERS	(165,573.30)		(173,711.96)	8,138.66	(173,711.96)	8,138.66	—	(165,573.30)

Total Cash Receipts and Transfers	1,239,295.23	—	1,231,156.57	8,138.66	1,231,156.57	8,138.66	—	1,239,295.23

Cash Disbursements - Loans

Loan Proceeds Checks	1,052,284.41		1,052,284.41		1,052,284.41	—	—	1,052,284.41
Expenses related to Loans	340,476.81		340,476.81		340,476.81	—	—	340,476.81

Subtotal - Loans	1,392,761.22	—	1,392,761.22	—	1,392,761.22			1,392,761.22

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	1,486.00		1,486.00		1,486.00	—	—	1,486.00
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	357.46		357.46		357.46	—	—	357.46
Postage	3,163.75		3,163.75		3,163.75	—	—	3,163.75
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	858.71		858.71		858.71	—	—	858.71
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	8,138.66			8,138.66	—	8,138.66	—	8,138.66
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	14,004.58	—	5,865.92	8,138.66	5,865.92	8,138.66	—	14,004.58

TOTAL ALL CASH DISBURSEMENTS	1,406,765.80	—	1,398,627.14	8,138.66	1,398,627.14	8,138.66	—	1,406,765.80

	47,037.11	—	47,037.11	—	47,037.11	—	—	47,037.11

Book Balance per bank rec.	47,037.11	—	47,037.11

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	January-04
FED ID#

	Consoli- dated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECO- VERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	1,415,747.95	—	—	323,806.84	687,284.16	—	494,485.48	5,000.00	—	96,809.63	(191,638.16)

TICO Cash Collected	10,100,268.40	198,073.33	218,317.88	989,053.05	1,999,776.69	424,687.19	2,841,004.30	384.28	3,110,472.73	318,498.95	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	66,016.64	66,016.64	—	—	—	—	—	—	—	—	—

SUBTOTAL	10,166,285.04	264,089.97	218,317.88	989,053.05	1,999,776.69	424,687.19	2,841,004.30	384.28	3,110,472.73	318,498.95	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,074,873.80)	(91,267.01)	(144,464.17)	(629,827.02)	(1,189,446.99)	(204,702.70)	(859,209.71)	11,549.09	(2,203,631.48)	(201,105.57)	437,231.76

Total Cash Receipts and Transfers	5,091,411.24	172,822.96	73,853.71	359,226.03	810,329.70	219,984.49	1,981,794.59	11,933.37	906,841.25	117,393.38	437,231.76

Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	1,086,908.15	52,881.24	42,472.52	154,118.71	287,750.84	81,383.37	139,400.89	—	289,491.24	39,409.34	—
Expenses related to Loans	2,036,524.02	8,777.54	5,199.60	17,168.47	79,214.23	103,076.73	1,330,566.62	—	262,632.33	4,268.58	225,619.92

Subtotal - Loans	3,123,432.17	61,658.78	47,672.12	171,287.18	366,965.07	184,460.10	1,469,967.51	—	552,123.57	43,677.92	225,619.92

Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	1,441.26	250.00	116.60	37.10	511.95	400.00	—	—	125.61	—	—
Bank Charges	9,840.41	25.70	—	2,588.38	967.17	—	4,909.57	26.05	1,193.50	130.04	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	13,845.24	60.00	778.84	987.74	5,432.17	522.22	2,982.64	—	1,539.52	294.92	1,247.19
Dues And Subscriptions	105.00	—	—	—	105.00	—	—	—	—	—	—
Employee Reimbursements - collections exp	93,116.42	2,896.37	1,011.02	9,114.57	21,260.13	1,845.82	40,154.38	—	13,927.78	2,906.35	—
Equipment Rental	7,801.71	—	—	1,631.34	3,716.11	—	1,130.52	—	928.35	307.54	87.85
Fixed Assets	8,613.19	—	—	—	—	—	—	—	7,388.20	—	1,224.99
Forms & Printing	4,762.61	—	—	521.76	831.04	228.05	(32.32)	—	870.27	225.21	2,118.60
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	3,058.36	—	—	—	—	—	—	—	—	—	3,058.36
Miscellaneous	2.14	—	—	—	—	2.14	—	—	—	—	—
Office Expense	18,413.12	937.08	115.43	937.08	937.08	115.43	1,718.40	—	11,420.21	1,267.20	965.21
Postage	17,965.02	486.06	148.00	3,304.32	7,396.09	—	2,655.01	—	1,650.61	855.42	1,469.51
Prepaid Expenses	896.17	—	—	—	—	—	—	—	896.17	—	—
Prepaid Software ABS	7,947.10	236.66	236.66	1,064.97	2,405.59	236.66	946.64	—	2,248.27	354.99	216.66
Professional Fees-Ordinary Course	2,376.00	—	—	567.00	—	—	119.00	—	1,690.00	—	—
Rent	91,509.44	1,050.00	4,306.67	13,615.23	23,873.30	3,307.61	10,155.04	—	28,350.59	4,145.00	2,706.00
Repairs & Maintenance	9,457.47	—	611.28	1,771.45	2,344.32	—	1,557.09	—	2,628.33	545.00	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	17,691.31	601.55	262.07	20.00	9,280.21	0.12	—	—	6,444.15	—	1,083.21
Telephone	56,917.10	5,839.33	1,132.33	5,005.35	7,969.20	2,341.38	8,189.55	—	17,901.92	2,487.09	6,050.95
Temporary Agency Staff	9,450.46	—	—	—	3,414.30	—	6,036.16	—	—	—	—
Travel	8,353.64	—	6.20	251.41	—	—	—	—	390.13	—	7,705.90
Utilities	19,837.82	529.64	536.04	2,762.98	5,026.19	523.80	1,827.51	—	7,126.19	818.14	687.33
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	685,882.08	12,001.05	16,455.45	75,307.47	134,686.44	24,354.45	60,918.76	11,549.09	216,334.99	23,448.62	110,825.76
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Voyager Payment	125,329.38	—	—	—	—	—	—	—	—	—	125,329.38
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other	98,691.08	2,356.12	465.00	7,818.33	12,064.54	1,646.71	5,595.85	—	31,662.89	2,176.49	34,905.15

Total Other Cash Disbursements	1,313,303.53	27,269.56	26,181.59	127,306.48	242,220.83	35,524.39	148,863.80	11,575.14	354,717.68	39,962.01	299,682.05

TOTAL ALL CASH DISBURSE- MENTS	4,436,735.70	88,928.34	73,853.71	298,593.66	609,185.90	219,984.49	1,618,831.31	11,575.14	906,841.25	83,639.93	525,301.97

	2,070,423.49	83,894.62	—	384,439.21	888,427.96	—	857,448.76	5,358.23	—	130,563.08	(279,708.37)

Book Balance per bank rec.	2,070,423.49	83,894.62	—	384,439.21	888,427.96	—	857,448.76	5,358.23	—	130,563.08	(279,708.37)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. —
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	1,415,747.95	—	—	1,415,747.95

TICO Cash Collected	10,100,268.40	—	—	10,100,268.40
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	66,016.64	—	—	66,016.64

SUBTOTAL	10,166,285.04	—	—	10,166,285.04

GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,760,755.88)	685,882.08	—	(5,074,873.80)

Total Cash Receipts and Transfers	4,405,529.16	685,882.08	—	5,091,411.24

Cash Disbursements - Loans	—
Loan Proceeds Checks	1,086,908.15			1,086,908.15
Expenses related to Loans	2,036,524.02			2,036,524.02

Subtotal - Loans	3,123,432.17			3,123,432.17

Cash Disbursements - Other	—			—
Advertising	1,441.26			1,441.26
Bank Charges	9,840.41	—	—	9,840.41
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	13,845.24	—	—	13,845.24
Dues And Subscriptions	105.00	—	—	105.00
Employee Reimbursements - collections exp	93,116.42	—	—	93,116.42
Equipment Rental	7,801.71	—	—	7,801.71
Fixed Assets	8,613.19	—	—	8,613.19
Forms & Printing	4,762.61	—	—	4,762.61
Insurance	—	—	—	—
Meals & Entertainment	3,058.36	—	—	3,058.36
Miscellaneous	2.14	—	—	2.14
Office Expense	18,413.12	—	—	18,413.12
Postage	17,965.02	—	—	17,965.02
Prepaid Expenses	896.17	—	—	896.17
Prepaid Software ABS	7,947.10	—	—	7,947.10
Professional Fees-Ordinary Course	2,376.00	—	—	2,376.00
Rent	91,509.44	—	—	91,509.44
Repairs & Maintenance	9,457.47	—	—	9,457.47
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	17,691.31	—	—	17,691.31
Telephone	56,917.10	—	—	56,917.10
Temporary Agency Staff	9,450.46	—	—	9,450.46
Travel	8,353.64	—	—	8,353.64
Utilities	19,837.82	—	—	19,837.82
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	685,882.08	—	685,882.08
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	125,329.38	—	—	125,329.38
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	98,691.08	—	—	98,691.08

Total Other Cash Disbursements	627,421.45	685,882.08	—	1,313,303.53

TOTAL ALL CASH DISBURSEMENTS	3,750,853.62	685,882.08	—	4,436,735.70

	2,070,423.49	—	—	2,070,423.49

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	970,742.92
Monthly Court Report for January-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ
Beginning Cash Position	(191,638.16)	—	—							(191,638.16)

TICO Cash Collected	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—			—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	3,638,610.71	76,901.59	57,398.26	222,423.54	473,532.29	197,336.69	1,557,688.28	666,862.79	60,061.27	326,406.00
Outstanding Checks	—	—	—	—	—	—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	3,638,610.71	76,901.59	57,398.26	222,423.54	473,532.29	197,336.69	1,557,688.28	666,862.79	60,061.27	326,406.00

Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	1,086,908.15	52,881.24	42,472.52	154,118.71	287,750.84	81,383.37	139,400.89	289,491.24	39,409.34
Expenses related to Loans	2,036,524.02	8,777.54	5,199.60	17,168.47	79,214.23	103,076.73	1,330,566.62	262,632.33	4,268.58	225,619.92

Subtotal - Loans	3,123,432.17	61,658.78	47,672.12	171,287.18	366,965.07	184,460.10	1,469,967.51	552,123.57	43,677.92	225,619.92

Cash Disbursements - Other			—	—	—	—	—	—	—	—
Advertising	1,523.16	250.00	116.60	37.10	511.95	400.00	81.90	125.61	—	—
Bank Charges	7,522.63			1,725.73			4,603.40	1,193.50
Claims Funding*	—
Company Auto	—
Computer Costs	13,845.24	60.00	778.84	987.74	5,432.17	522.22	2,982.64	1,539.52	294.92	1,247.19
Dues And Subscriptions	105.00				105.00	—	—	—	—	—
Employee Reimbursements - collections exp	93,116.42	2,896.37	1,011.02	9,114.57	21,260.13	1,845.82	40,154.38	13,927.78	2,906.35	—
Equipment Rental	7,801.71			1,631.34	3,716.11	—	1,130.52	928.35	307.54	87.85
Fixed Assets	8,613.19							7,388.20		1,224.99
Forms & Printing	4,762.61			521.76	831.04	228.05	(32.32)	870.27	225.21	2,118.60
Insurance	—
Meals & Entertainment	3,058.36									3,058.36
Miscellaneous	2.14					2.14
Office Expense	18,413.12	937.08	115.43	937.08	937.08	115.43	1,718.40	11,420.21	1,267.20	965.21
Postage	17,965.02	486.06	148.00	3,304.32	7,396.09	—	2,655.01	1,650.61	855.42	1,469.51
Prepaid Expenses	896.17							896.17
Prepaid Software ABS	7,947.10	236.66	236.66	1,064.97	2,405.59	236.66	946.64	2,248.27	354.99	216.66
Professional Fees-Ordinary Course	2,376.00			567.00			119.00	1,690.00
Rent	91,509.44	1,050.00	4,306.67	13,615.23	23,873.30	3,307.61	10,155.04	28,350.59	4,145.00	2,706.00
Repairs & Maintenance	9,457.47		611.28	1,771.45	2,344.32	—	1,557.09	2,628.33	545.00	—
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	17,691.31	601.55	262.07	20.00	9,280.21	0.12	—	6,444.15	—	1,083.21
Telephone	56,917.10	5,839.33	1,132.33	5,005.35	7,969.20	2,341.38	8,189.55	17,901.92	2,487.09	6,050.95
Temporary Agency Staff	9,450.46				3,414.30	—	6,036.16	—	—	—
Travel	8,353.64		6.20	251.41				390.13		7,705.90
Utilities	19,837.82	529.64	536.04	2,762.98	5,026.19	523.80	1,827.51	7,126.19	818.14	687.33
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	125,329.38									125,329.38
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	76,754.26	2,356.12	465.00	7,818.33	12,064.54	3,353.36	5,595.85	8,019.42	2,176.49	34,905.15

Total Other Cash Disbursements	603,248.75	15,242.81	9,726.14	51,136.36	106,567.22	12,876.59	87,720.77	114,739.22	16,383.35	188,856.29

TOTAL ALL CASH DISBURSEMENTS	3,726,680.92	76,901.59	57,398.26	222,423.54	473,532.29	197,336.69	1,557,688.28	666,862.79	60,061.27	414,476.21

	(279,708.37)	—	—	—	—	—	—	—	—	(279,708.37)

Book Balance per bank rec.	(279,708.37)		—							(279,708.37)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	Case No. —
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(191,638.16)	—	—	(191,638.16)

TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL

GENERAL LEDGER DEPOSITS AND TRANSFERS	3,638,610.71	—	—	3,638,610.71
Outstanding Checks	—	—	—	—
WACHOVIA #2000014825101	—	—	—	—
WACHOVIA #101000020906	—	—	—	—

Total Cash Receipts and Transfers	3,638,610.71	—	—	3,638,610.71

Cash Disbursements - Loans	—
Loan Proceeds Checks	1,086,908.15			1,086,908.15
Expenses related to Loans	2,036,524.02			2,036,524.02

Subtotal - Loans	3,123,432.17			3,123,432.17

Cash Disbursements - Other	—			—
Advertising	1,523.16			1,523.16
Bank Charges	7,522.63	—	—	7,522.63
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	13,845.24	—	—	13,845.24
Dues And Subscriptions	105.00	—	—	105.00
Employee Reimbursements - collections exp	93,116.42	—	—	93,116.42
Equipment Rental	7,801.71	—	—	7,801.71
Fixed Assets	8,613.19	—	—	8,613.19
Forms & Printing	4,762.61	—	—	4,762.61
Insurance	—	—	—	—
Meals & Entertainment	3,058.36	—	—	3,058.36
Miscellaneous	2.14	—	—	2.14
Office Expense	18,413.12	—	—	18,413.12
Postage	17,965.02	—	—	17,965.02
Prepaid Expenses	896.17	—	—	896.17
Prepaid Software ABS	7,947.10	—	—	7,947.10
Professional Fees-Ordinary Course	2,376.00	—	—	2,376.00
Rent	91,509.44	—	—	91,509.44
Repairs & Maintenance	9,457.47	—	—	9,457.47
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	17,691.31	—	—	17,691.31
Telephone	56,917.10	—	—	56,917.10
Temporary Agency Staff	9,450.46	—	—	9,450.46
Travel	8,353.64	—	—	8,353.64
Utilities	19,837.82	—	—	19,837.82
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	125,329.38	—	—	125,329.38
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	76,754.26	—	—	76,754.26

Total Other Cash Disbursements	603,248.75	—	—	603,248.75

TOTAL ALL CASH DISBURSEMENTS	3,726,680.92	—	—	3,726,680.92

	(279,708.37)	—	—	(279,708.37)

Book Balance per bank rec.

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	525,301.97

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$525,301.97

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for January-04
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(191,638.16)	—	(191,638.16)	—	(191,638.16)	—		(191,638.16)

TICO Cash Collected	—		—		—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	437,231.76	—	326,406.00	110,825.76	326,406.00	110,825.76	—	437,231.76

Total Cash Receipts and Transfers	437,231.76	—	326,406.00	110,825.76	326,406.00	110,825.76	—	437,231.76

Cash Disbursements - Loans
Loan Proceeds Checks	—		—		—	—		—
Expenses related to Loans	225,619.92		225,619.92		225,619.92			225,619.92

Subtotal - Loans	225,619.92	—	225,619.92	—	225,619.92	—	—	225,619.92

Cash Disbursements - Other			—			—		—
Advertising	—		—		—	—		—
Bank Charges	—		—		—	—		—
Claims Funding*	—		—		—	—		—
Company Auto	—		—		—	—	—	—
Computer Costs	1,247.19		1,247.19		1,247.19	—	—	1,247.19
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	87.85		87.85		87.85	—	—	87.85
Fixed Assets	1,224.99		1,224.99		1,224.99	—	—	1,224.99
Forms & Printing	2,118.60		2,118.60		2,118.60	—	—	2,118.60
Insurance	—		—		—	—	—	—
Meals & Entertainment	3,058.36		3,058.36		3,058.36	—	—	3,058.36
Miscellaneous	—		—		—	—	—	—
Office Expense	965.21		965.21		965.21	—	—	965.21
Postage	1,469.51		1,469.51		1,469.51	—	—	1,469.51
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	216.66		216.66		216.66	—	—	216.66
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	2,706.00		2,706.00		2,706.00	—	—	2,706.00
Repairs & Maintenance	—		—		—	—	—	—
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	1,083.21		1,083.21		1,083.21	—	—	1,083.21
Telephone	6,050.95		6,050.95		6,050.95	—	—	6,050.95
Temporary Agency Staff	—		—		—	—	—	—
Travel	7,705.90		7,705.90		7,705.90	—	—	7,705.90
Utilities	687.33		687.33		687.33	—	—	687.33
Interest to Finova			—		—	—	—	—
Payroll Paid TTG	110,825.76		—	110,825.76	—	110,825.76	—	110,825.76
Payroll Paid SMC			—		—	—	—	—
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	125,329.38		125,329.38		125,329.38	—	—	125,329.38
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	34,905.15		34,905.15		34,905.15	—	—	34,905.15

Total Other Cash Disbursements	299,682.05	—	188,856.29	110,825.76	188,856.29	110,825.76	—	299,682.05

TOTAL ALL CASH DISBURSE- MENTS	525,301.97	—	414,476.21	110,825.76	414,476.21	110,825.76	—	525,301.97

	(279,708.37)	—	(279,708.37)	—	(279,708.37)	—	—	(279,708.37)

Book Balance per bank rec.	(279,708.37)		(279,708.37)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for January-04
FED ID# 57-1129678

	Consolidated Totals					Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—	All Cash is included in TICO SC				—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—		—	—	—	—
Claims Funding*	—			—
Company Auto	—			—		—	—	—	—
Computer Costs	—			—		—	—	—	—
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	—			—		—	—	—	—
Insurance	—			—		—	—	—	—
Meals & Entertainment	—			—		—	—	—	—
Miscellaneous	—			—		—	—	—	—
Office Expense	—			—		—	—	—	—
Postage	—			—		—	—	—	—
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	—			—		—	—	—	—
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	—			—		—	—	—	—
Telephone	—			—		—	—	—	—
Temporary Agency Staff	—			—		—	—	—	—
Travel	—			—		—	—	—	—
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—			—		—	—	—	—
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	906,841.25

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$906,841.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for January-04
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	SC Bank & Trust 850065202	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—	—	—

TICO Cash Collected	3,110,472.73	3,110,472.73				3,110,472.73	—	—	3,110,472.73
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	3,110,472.73	3,110,472.73	—	—	—	3,110,472.73	—	—	3,110,472.73

GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,203,631.48)	(3,110,472.73)	690,506.26	216,334.99	—	(2,419,966.47)	216,334.99	—	(2,203,631.48)

Total Cash Receipts and Transfers	906,841.25	—	690,506.26	216,334.99	—	690,506.26	216,334.99	—	906,841.25

Cash Disbursements - Loans
Loan Proceeds Checks	289,491.24		289,491.24			289,491.24	—	—	289,491.24
Expenses related to Loans	262,632.33		262,632.33			262,632.33	—	—	262,632.33

Subtotal - Loans	552,123.57	—	552,123.57	—	—	552,123.57	—	—	552,123.57

Cash Disbursements - Other			—
Advertising	125.61		125.61			125.61	—	—	125.61
Bank Charges	1,193.50		1,193.50			1,193.50	—	—	1,193.50
Claims Funding*	—		—			—	—	—	—
Company Auto	—		—			—	—	—	—
Computer Costs	1,539.52		1,539.52			1,539.52	—	—	1,539.52
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	13,927.78		13,927.78			13,927.78	—	—	13,927.78
Equipment Rental	928.35		928.35			928.35	—	—	928.35
Fixed Assets	7,388.20		7,388.20			7,388.20	—	—	7,388.20
Forms & Printing	870.27		870.27			870.27	—	—	870.27
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	—		—			—	—	—	—
Office Expense	11,420.21		11,420.21			11,420.21	—	—	11,420.21
Postage	1,650.61		1,650.61			1,650.61	—	—	1,650.61
Prepaid Expenses	896.17		896.17			896.17	—	—	896.17
Prepaid Software ABS	2,248.27		2,248.27			2,248.27	—	—	2,248.27
Professional Fees-Ordinary Course	1,690.00		1,690.00			1,690.00	—	—	1,690.00
Rent	28,350.59		28,350.59			28,350.59	—	—	28,350.59
Repairs & Maintenance	2,628.33		2,628.33			2,628.33	—	—	2,628.33
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	6,444.15		6,444.15			6,444.15	—	—	6,444.15
Telephone	17,901.92		17,901.92			17,901.92	—	—	17,901.92
Temporary Agency Staff	—		—			—	—	—	—
Travel	390.13		390.13			390.13	—	—	390.13
Utilities	7,126.19		7,126.19			7,126.19	—	—	7,126.19
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	216,334.99			216,334.99		—	216,334.99	—	216,334.99
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	31,662.89		31,662.89			31,662.89	—	—	31,662.89

Total Other Cash Disbursements	354,717.68	—	138,382.69	216,334.99	—	138,382.69	216,334.99	—	354,717.68

TOTAL ALL CASH DISBURSEMENTS	906,841.25	—	690,506.26	216,334.99	—	690,506.26	216,334.99	—	906,841.25

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	88,928.34

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$88,928.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for January-04
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—			—	—		—

TICO Cash Collected	198,073.33				73,416.94	124,656.39	198,073.33	—	—	198,073.33
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	66,016.64				29,977.35	36,039.29	66,016.64	—	—	66,016.64

SUBTOTAL	264,089.97	—	—	—	103,394.29	160,695.68	264,089.97	—	—	264,089.97

GENERAL LEDGER DEPOSITS AND TRANSFERS	(91,267.01)	—	76,901.59	12,001.05	(70,796.12)	(109,373.53)	(103,268.06)	12,001.05	—	(91,267.01)

Total Cash Receipts and Transfers	172,822.96	—	76,901.59	12,001.05	32,598.17	51,322.15	160,821.91	12,001.05	—	172,822.96

Cash Disbursements - Loans
Loan Proceeds Checks	52,881.24		52,881.24				52,881.24	—		52,881.24
Expenses related to Loans	8,777.54		8,777.54				8,777.54	—		8,777.54

Subtotal - Loans	61,658.78	—	61,658.78	—	—	—	61,658.78	—	—	61,658.78

Cash Disbursements - Other
Advertising	250.00		250.00				250.00	—		250.00
Bank Charges	25.70		—			25.70	25.70	—		25.70
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	60.00		60.00				60.00	—	—	60.00
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	2,896.37		2,896.37				2,896.37	—	—	2,896.37
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	—		—				—	—	—	—
Office Expense	937.08		937.08				937.08	—	—	937.08
Postage	486.06		486.06				486.06	—	—	486.06
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	236.66		236.66				236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	601.55		601.55				601.55	—	—	601.55
Telephone	5,839.33		5,839.33				5,839.33	—	—	5,839.33
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	529.64		529.64				529.64	—	—	529.64
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	12,001.05			12,001.05			—	12,001.05	—	12,001.05
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	2,356.12		2,356.12				2,356.12	—	—	2,356.12

Total Other Cash Disbursements	27,269.56	—	15,242.81	12,001.05	—	25.70	15,268.51	12,001.05	—	27,269.56

TOTAL ALL CASH DISBURSEMENTS	88,928.34	—	76,901.59	12,001.05	—	25.70	76,927.29	12,001.05	—	88,928.34

	83,894.62	—	—	—	32,598.17	51,296.45	83,894.62	—	—	83,894.62

Book Balance per bank rec.	83,894.62				32,598.17	51,296.45

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	219,984.49

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$219,984.49

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for January-04
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	424,687.19	424,687.19			424,687.19	—	—	424,687.19
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	424,687.19	424,687.19	—	—	424,687.19	—	—	424,687.19

GENERAL LEDGER DEPOSITS AND TRANSFERS	(204,702.70)	(424,687.19)	195,630.04	24,354.45	(204,702.70)	—	—	(204,702.70)

Total Cash Receipts and Transfers	219,984.49	—	195,630.04	24,354.45	219,984.49	—	—	219,984.49

Cash Disbursements - Loans
Loan Proceeds Checks	81,383.37		81,383.37		81,383.37	—	—	81,383.37
Expenses related to Loans	103,076.73		103,076.73		103,076.73	—	—	103,076.73

Subtotal - Loans	184,460.10	—	184,460.10	—	184,460.10	—	—	184,460.10

Cash Disbursements - Other			—
Advertising	400.00		400.00		400.00	—	—	400.00
Bank Charges	—		—		—	—	—	—
Claims Funding*	—		—
Company Auto	—		—		—	—	—	—
Computer Costs	522.22		522.22		522.22	—	—	522.22
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	1,845.82		1,845.82		1,845.82	—	—	1,845.82
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	228.05		228.05		228.05	—	—	228.05
Insurance	—		—		—	—	—	—
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	2.14		2.14		2.14	—	—	2.14
Office Expense	115.43		115.43		115.43	—	—	115.43
Postage	—		—		—	—	—	—
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	236.66		236.66		236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	3,307.61		3,307.61		3,307.61	—	—	3,307.61
Repairs & Maintenance	—		—		—	—	—	—
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	0.12		0.12		0.12	—	—	0.12
Telephone	2,341.38		2,341.38		2,341.38	—	—	2,341.38
Temporary Agency Staff	—		—		—	—	—	—
Travel	—		—		—	—	—	—
Utilities	523.80		523.80		523.80	—	—	523.80
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	24,354.45			24,354.45	24,354.45	—	—	24,354.45
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	1,646.71		1,646.71		1,646.71	—	—	1,646.71

Total Other Cash Disbursements	35,524.39	—	11,169.94	24,354.45	35,524.39	—	—	35,524.39

TOTAL ALL CASH DISBURSEMENTS	219,984.49	—	195,630.04	24,354.45	219,984.49	—	—	219,984.49

Book Balance per bank rec.	—		—

In re:
TICO Credit Company	Case No. 03-13182
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	298,593.66

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$298,593.66

FORM MOR-1

THE THAXTON GROUP	Case No. 03-13182
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for January-04
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	323,806.84	—	—	—	39,468.38	30,306.91	39,243.46	35,868.40	32,132.08	32,219.43	39,462.00	75,106.18

TICO Cash Collected	989,053.05				89,293.13	76,174.62	99,315.66	132,245.11	98,638.05	90,478.90	113,697.36	289,210.22
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	989,053.05	—	—	—	89,293.13	76,174.62	99,315.66	132,245.11	98,638.05	90,478.90	113,697.36	289,210.22

GENERAL LEDGER DEPOSITS AND TRANSFERS	(629,827.02)		222,423.54	75,307.47	(87,835.86)	(66,340.86)	(91,214.96)	(120,667.47)	(87,073.04)	(86,875.68)	(106,236.38)	(281,313.78)

Total Cash Receipts and Transfers	359,226.03	—	222,423.54	75,307.47	1,457.27	9,833.76	8,100.70	11,577.64	11,565.01	3,603.22	7,460.98	7,896.44

Cash Disbursements - Loans
Loan Proceeds Checks	154,118.71		154,118.71
Expenses related to Loans	17,168.47		17,168.47

Subtotal - Loans	171,287.18	—	171,287.18	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other			—
Advertising	37.10		37.10
Bank Charges	2,588.38		1,725.73		75.98	120.84	181.74	120.68	68.18		295.23
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	987.74		987.74
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	9,114.57		9,114.57
Equipment Rental	1,631.34		1,631.34
Fixed Assets	—		—
Forms & Printing	521.76		521.76
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	—		—
Office Expense	937.08		937.08
Postage	3,304.32		3,304.32
Prepaid Expenses	—		—
Prepaid Software ABS	1,064.97		1,064.97
Professional Fees-Ordinary Course	567.00		567.00
Rent	13,615.23		13,615.23
Repairs & Maintenance	1,771.45		1,771.45
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	20.00		20.00
Telephone	5,005.35		5,005.35
Temporary Agency Staff	—		—
Travel	251.41		251.41
Utilities	2,762.98		2,762.98
Interest to Finova	—
Payroll Paid TTG	75,307.47			75,307.47
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	7,818.33		7,818.33

Total Other Cash Disbursements	127,306.48	—	51,136.36	75,307.47	75.98	120.84	181.74	120.68	68.18	—	295.23	—

TOTAL ALL CASH DISBURSEMENTS	298,593.66	—	222,423.54	75,307.47	75.98	120.84	181.74	120.68	68.18	—	295.23	—

	384,439.21	—	—	—	40,849.67	40,019.83	47,162.42	47,325.36	43,628.91	35,822.65	46,627.75	83,002.62

Book Balance per bank rec.	384,439.21		—		40,849.67	40,019.83	47,162.42	47,325.36	43,628.91	35,822.65	46,627.75	83,002.62

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE	Case No. 03-13182
Monthly Court Report for
FED ID #

	Operating	Payroll	Other	Total
Beginning Cash Position	323,806.84	—	—	323,806.84

TICO Cash Collected	989,053.05	—	—	989,053.05
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	989,053.05	—	—	989,053.05

GENERAL LEDGER DEPOSITS AND TRANSFERS	(629,827.02)	—	—	(629,827.02)

Total Cash Receipts and Transfers	359,226.03	—	—	359,226.03

Cash Disbursements - Loans
Loan Proceeds Checks	154,118.71			154,118.71
Expenses related to Loans	17,168.47			17,168.47

Subtotal - Loans	171,287.18	—	—	171,287.18

Cash Disbursements - Other	—
Advertising	37.10	—	—	37.10
Bank Charges	2,588.38	—	—	2,588.38
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	987.74	—	—	987.74
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	9,114.57	—	—	9,114.57
Equipment Rental	1,631.34	—	—	1,631.34
Fixed Assets	—	—	—	—
Forms & Printing	521.76	—	—	521.76
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	937.08	—	—	937.08
Postage	3,304.32	—	—	3,304.32
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	1,064.97	—	—	1,064.97
Professional Fees-Ordinary Course	567.00	—	—	567.00
Rent	13,615.23	—	—	13,615.23
Repairs & Maintenance	1,771.45	—	—	1,771.45
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	20.00	—	—	20.00
Telephone	5,005.35	—	—	5,005.35
Temporary Agency Staff	—	—	—	—
Travel	251.41	—	—	251.41
Utilities	2,762.98	—	—	2,762.98
Interest to Finova	—	—	—	—
Payroll Paid TTG	75,307.47	—	—	75,307.47
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	7,818.33	—	—	7,818.33

Total Other Cash Disbursements	127,269.38	—	—	127,269.38

TOTAL ALL CASH DISBURSEMENTS	298,556.56	—	—	298,556.56

	384,476.31	—	—	384,476.31

Book Balance per bank rec.

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	73,853.71

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$73,853.71

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.
Monthly Court Report for January-04	Case # 03-13199	Case No. 03-13199
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	218,317.88	218,317.88			218,317.88	—	—	218,317.88
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	218,317.88	218,317.88	—	—	218,317.88	—	—	218,317.88

GENERAL LEDGER DEPOSITS AND TRANSFERS	(144,464.17)	(218,317.88)	57,398.26	16,455.45	(144,464.17)	—	—	(144,464.17)

Total Cash Receipts and Transfers	73,853.71	—	57,398.26	16,455.45	73,853.71	—	—	73,853.71

Cash Disbursements - Loans
Loan Proceeds Checks	42,472.52		42,472.52		42,472.52			42,472.52
Expenses related to Loans	5,199.60		5,199.60		5,199.60			5,199.60

Subtotal - Loans	47,672.12	—	47,672.12	—	47,672.12	—	—	47,672.12

Cash Disbursements - Other			—
Advertising	116.60		116.60		116.60			116.60
Bank Charges	—		—		—	—	—	—
Claims Funding*	—		—		—			—
Company Auto	—		—		—	—	—	—
Computer Costs	778.84		778.84		778.84	—	—	778.84
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	1,011.02		1,011.02		1,011.02	—	—	1,011.02
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	—		—		—	—	—	—
Insurance	—		—		—	—	—	—
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	—		—		—	—	—	—
Office Expense	115.43		115.43		115.43	—	—	115.43
Postage	148.00		148.00		148.00	—	—	148.00
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	236.66		236.66		236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	4,306.67		4,306.67		4,306.67	—	—	4,306.67
Repairs & Maintenance	611.28		611.28		611.28	—	—	611.28
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	262.07		262.07		262.07	—	—	262.07
Telephone	1,132.33		1,132.33		1,132.33	—	—	1,132.33
Temporary Agency Staff	—		—		—	—	—	—
Travel	6.20		6.20		6.20	—	—	6.20
Utilities	536.04		536.04		536.04	—	—	536.04
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	16,455.45			16,455.45	16,455.45	—	—	16,455.45
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	465.00		465.00		465.00	—	—	465.00

Total Other Cash Disbursements	26,181.59	—	9,726.14	16,455.45	26,181.59	—	—	26,181.59

TOTAL ALL CASH DISBURSEMENTS	73,853.71	—	57,398.26	16,455.45	73,853.71	—	—	73,853.71

Book Balance per bank rec.	—

In re:	Case No.03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	1,618,831.31

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,618,831.31

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No. 03-13200	Case No. 03-13200
Monthly Court Report for	January-04
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1891797929	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	494,485.48	—	—	—	181,056.72	313,428.76	494,485.48	—	—	494,485.48

TICO Cash Collected	2,841,004.30				73,398.54	2,767,605.76	2,841,004.30	—	—	2,841,004.30
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	2,841,004.30	—	—	—	73,398.54	2,767,605.76	2,841,004.30	—	—	2,841,004.30

GENERAL LEDGER DEPOSITS AND TRANSFERS	(859,209.71)		1,557,606.38	60,918.76	(150,000.00)	(2,327,734.85)	(859,209.71)	—	—	(859,209.71)

Total Cash Receipts and Transfers	1,981,794.59	—	1,557,606.38	60,918.76	(76,601.46)	439,870.91	1,981,794.59	—	—	1,981,794.59

Cash Disbursements - Loans
Loan Proceeds Checks	139,400.89		139,400.89				139,400.89	—	—	139,400.89
Expenses related to Loans	1,330,566.62		1,330,566.62				1,330,566.62	—	—	1,330,566.62

Subtotal - Loans	1,469,967.51	—	1,469,967.51	—	—	—	1,469,967.51	—	—	1,469,967.51

Cash Disbursements - Other
Advertising			81.90
Bank Charges	4,909.57		4,603.40			306.17	4,909.57	—	—	4,909.57
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	2,982.64		2,982.64				2,982.64	—	—	2,982.64
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	40,154.38		40,154.38				40,154.38	—	—	40,154.38
Equipment Rental	1,130.52		1,130.52				1,130.52	—	—	1,130.52
Fixed Assets	—		—				—	—	—	—
Forms & Printing	(32.32)		(32.32)				(32.32)	—	—	(32.32)
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	—		—				—	—	—	—
Office Expense	1,718.40		1,718.40				1,718.40	—	—	1,718.40
Postage	2,655.01		2,655.01				2,655.01	—	—	2,655.01
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	946.64		946.64				946.64	—	—	946.64
Professional Fees-Ordinary Course	119.00		119.00				119.00	—	—	119.00
Rent	10,155.04		10,155.04				10,155.04	—	—	10,155.04
Repairs & Maintenance	1,557.09		1,557.09				1,557.09	—	—	1,557.09
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	—		—				—	—	—	—
Telephone	8,189.55		8,189.55				8,189.55	—	—	8,189.55
Temporary Agency Staff	6,036.16		6,036.16				6,036.16	—	—	6,036.16
Travel	—		—				—	—	—	—
Utilities	1,827.51		1,827.51				1,827.51	—	—	1,827.51
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	60,918.76			60,918.76			60,918.76	—	—	60,918.76
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	5,595.85		5,595.85				5,595.85	—	—	5,595.85

Total Other Cash Disbursements	148,863.80	—	87,638.87	60,918.76	—	306.17	148,863.80	—	—	148,863.80

TOTAL ALL CASH DISBURSEMENTS	1,618,831.31	—	1,557,606.38	60,918.76	—	306.17	1,618,831.31	—	—	1,618,831.31

	857,448.76	—	—	—	104,455.26	752,993.50	857,448.76	—	—	857,448.76

Book Balance per bank rec.	857,448.76				104,455.26	752,993.50

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	11,575.14

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$11,575.14

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 01-10583	03-13190	Case No. 03-13190
Monthly Court Report for January-04
FED ID# 27-9200069

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1892244879	Operating	Payroll	Other	Total
Beginning Cash Position	5,000.00				5,000.00	5,000.00	—	—	5,000.00

TICO Cash Collected	384.28				384.28	384.28	—	—	384.28
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	384.28	—	—	—	384.28	384.28	—	—	384.28

GENERAL LEDGER DEPOSITS AND TRANSFERS	11,549.09			11,549.09		—	11,549.09	—	11,549.09

Total Cash Receipts and Transfers	11,933.37	—	—	11,549.09	384.28	384.28	11,549.09	—	11,933.37

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	26.05				26.05	26.05	—	—	26.05
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	11,549.09			11,549.09		—	11,549.09	—	11,549.09
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—

Total Other Cash Disbursements	11,575.14	—	—	11,549.09	26.05	26.05	11,549.09	—	11,575.14

TOTAL ALL CASH DISBURSEMENTS	11,575.14	—	—	11,549.09	26.05	26.05	11,549.09	—	11,575.14

	5,358.23	—	—	—	5,358.23	5,358.23	—	—	5,358.23

Book Balance per bank rec.	5,358.23	—	—	—	5,358.23

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	609,185.90

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$609,185.90

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201
Monthly Court Report for January-04
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233
Beginning Cash Position	687,284.16	—	—	—	42,807.32	37,169.15	43,352.83	35,969.25	28,788.63	43,145.05	40,771.70

TICO Cash Collected	1,999,776.69				97,943.96	101,956.84	109,252.14	113,281.80	75,279.88	110,434.23	147,640.43
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	1,999,776.69	—	—	—	97,943.96	101,956.84	109,252.14	113,281.80	75,279.88	110,434.23	147,640.43

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,189,446.99)		473,532.29	134,686.44	(92,512.68)	(90,530.49)	(104,294.44)	(101,297.18)	(64,707.71)	(102,940.67)	(141,512.74)

Total Cash Receipts and Transfers	810,329.70	—	473,532.29	134,686.44	5,431.28	11,426.35	4,957.70	11,984.62	10,572.17	7,493.56	6,127.69

Cash Disbursements - Loans
Loan Proceeds Checks	287,750.84		287,750.84
Expenses related to Loans	79,214.23		79,214.23

Subtotal - Loans	366,965.07	—	366,965.07	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	511.95		511.95
Bank Charges	967.17		—		31.66	10.67	42.04	(0.02)	1.54		135.20
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	5,432.17		5,432.17
Dues And Subscriptions	105.00		105.00
Employee Reimbursements - collections exp	21,260.13		21,260.13
Equipment Rental	3,716.11		3,716.11
Fixed Assets	—		—
Forms & Printing	831.04		831.04
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	—		—
Office Expense	937.08		937.08
Postage	7,396.09		7,396.09
Prepaid Expenses	—		—
Prepaid Software ABS	2,405.59		2,405.59
Professional Fees-Ordinary Course	—		—
Rent	23,873.30		23,873.30
Repairs & Maintenance	2,344.32		2,344.32
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	9,280.21		9,280.21
Telephone	7,969.20		7,969.20
Temporary Agency Staff	3,414.30		3,414.30
Travel	—		—
Utilities	5,026.19		5,026.19
Interest to Finova	—
Payroll Paid TTG	134,686.44			134,686.44
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	12,064.54		12,064.54

Total Other Cash Disbursements	242,220.83	—	106,567.22	134,686.44	31.66	10.67	42.04	(0.02)	1.54	—	135.20

TOTAL ALL CASH DISBURSE- MENTS	609,185.90	—	473,532.29	134,686.44	31.66	10.67	42.04	(0.02)	1.54	—	135.20

	888,427.96	—	—	—	48,206.94	48,584.83	48,268.49	47,953.89	39,359.26	50,638.61	46,764.19

Book Balance per bank rec.	888,427.96				48,206.94	48,584.83	48,268.49	47,953.89	39,359.26	50,638.61	46,764.19

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI
Monthly Court Report for
FED ID#

	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999	Peoples 35021025	Peoples 299227	Bancorp South 60359775	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556
Beginning Cash Position	33,574.96	32,728.69	29,162.43		37,250.23	48,357.09	28,656.10	34,330.93	56,548.24	35,673.62	31,261.29	47,736.65

TICO Cash Collected	82,097.77	100,674.83	84,761.41	101,400.94	114,120.40	138,790.96	77,970.88	79,728.44	153,134.19	88,435.07	87,629.52	135,243.00
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	82,097.77	100,674.83	84,761.41	101,400.94	114,120.40	138,790.96	77,970.88	79,728.44	153,134.19	88,435.07	87,629.52	135,243.00

GENERAL LEDGER DEPOSITS AND TRANSFERS	(73,785.39)	(86,820.44)	(68,243.13)	(59,159.58)	(93,242.25)	(130,507.56)	(61,101.63)	(81,866.51)	(149,912.04)	(87,882.35)	(78,294.98)	(129,053.95)

Total Cash Receipts and Transfers	8,312.38	13,854.39	16,518.28	42,241.36	20,878.15	8,283.40	16,869.25	(2,138.07)	3,222.15	552.72	9,334.54	6,189.05

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		123.13	50.87	35.53		72.15	6.22	69.39	125.80	140.20	107.04	15.75
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	123.13	50.87	35.53	—	72.15	6.22	69.39	125.80	140.20	107.04	15.75

TOTAL ALL CASH DISBURSEMENTS	—	123.13	50.87	35.53	—	72.15	6.22	69.39	125.80	140.20	107.04	15.75

	41,887.34	46,459.95	45,629.84	42,205.83	58,128.38	56,568.34	45,519.13	32,123.47	59,644.59	36,086.14	40,488.79	53,909.95

Book Balance per bank rec.	41,887.34	46,459.95	45,629.84	42,205.83	58,128.38	56,568.34	45,519.13	32,123.47	59,644.59	36,086.14	40,488.79	53,909.95

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	687,284.16			687,284.16

TICO Cash Collected	1,999,776.69	—	—	1,999,776.69
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	1,999,776.69	—	—	1,999,776.69

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,189,446.99)	—	—	(1,189,446.99)

Total Cash Receipts and Transfers	810,329.70	—	—	810,329.70

Cash Disbursements - Loans
Loan Proceeds Checks	287,750.84	—	—	287,750.84
Expenses related to Loans	79,214.23	—	—	79,214.23

Subtotal - Loans	366,965.07	—	—	366,965.07

Cash Disbursements - Other
Advertising	511.95	—	—	511.95
Bank Charges	967.17	—	—	967.17
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	5,432.17	—	—	5,432.17
Dues And Subscriptions	105.00	—	—	105.00
Employee Reimbursements - collections exp	21,260.13	—	—	21,260.13
Equipment Rental	3,716.11	—	—	3,716.11
Fixed Assets	—	—	—	—
Forms & Printing	831.04	—	—	831.04
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	937.08	—	—	937.08
Postage	7,396.09	—	—	7,396.09
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	2,405.59	—	—	2,405.59
Professional Fees-Ordinary Course	—	—	—	—
Rent	23,873.30	—	—	23,873.30
Repairs & Maintenance	2,344.32	—	—	2,344.32
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	9,280.21	—	—	9,280.21
Telephone	7,969.20	—	—	7,969.20
Temporary Agency Staff	3,414.30	—	—	3,414.30
Travel	—	—	—	—
Utilities	5,026.19	—	—	5,026.19
Interest to Finova	—	—	—	—
Payroll Paid TTG	134,686.44	—	—	134,686.44
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	12,064.54	—	—	12,064.54

Total Other Cash Disbursements	242,220.83	—	—	242,220.83

TOTAL ALL CASH DISBURSEMENTS	609,185.90	—	—	609,185.90

	888,427.96	—	—	888,427.96

Book Balance per bank rec.

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	83,639.93

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$83,639.93

FORM MOR-1

THE THAXTON GROUP		Case No. 03-13203
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203
Monthly Court Report for January-04 FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	96,809.63	—	—	—	33,276.03	37,570.68	25,962.92	96,809.63	—	—	96,809.63

TICO Cash Collected	318,498.95				109,979.01	131,490.08	77,029.86	318,498.95	—	—	318,498.95
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	318,498.95	—	—	—	109,979.01	131,490.08	77,029.86	318,498.95	—	—	318,498.95

GENERAL LEDGER DEPOSITS AND TRANSFERS	(201,105.57)		60,061.27	23,448.62	(97,222.74)	(121,743.40)	(65,649.32)	(201,105.57)	—	—	(201,105.57)

Total Cash Receipts and Transfers	117,393.38	—	60,061.27	23,448.62	12,756.27	9,746.68	11,380.54	117,393.38	—	—	117,393.38

Cash Disbursements - Loans								—
Loan Proceeds Checks	39,409.34		39,409.34					39,409.34	—	—	39,409.34
Expenses related to Loans	4,268.58		4,268.58					4,268.58	—	—	4,268.58

Subtotal - Loans	43,677.92	—	43,677.92	—	—	—	—	43,677.92	—	—	43,677.92

Cash Disbursements - Other								—
Advertising	—		—					—	—	—	—
Bank Charges	130.04		—		50.45	0.84	78.75	130.04	—	—	130.04
Claims Funding*	—		—					—	—	—	—
Company Auto	—		—					—	—	—	—
Computer Costs	294.92		294.92					294.92	—	—	294.92
Dues And Subscriptions	—		—					—	—	—	—
Employee Reimbursements - collections exp	2,906.35		2,906.35					2,906.35	—	—	2,906.35
Equipment Rental	307.54		307.54					307.54	—	—	307.54
Fixed Assets	—		—					—	—	—	—
Forms & Printing	225.21		225.21					225.21	—	—	225.21
Insurance	—		—					—	—	—	—
Meals & Entertainment	—		—					—	—	—	—
Miscellaneous	—		—					—	—	—	—
Office Expense	1,267.20		1,267.20					1,267.20	—	—	1,267.20
Postage	855.42		855.42					855.42	—	—	855.42
Prepaid Expenses	—		—					—	—	—	—
Prepaid Software ABS	354.99		354.99					354.99	—	—	354.99
Professional Fees-Ordinary Course	—		—					—	—	—	—
Rent	4,145.00		4,145.00					4,145.00	—	—	4,145.00
Repairs & Maintenance	545.00		545.00					545.00	—	—	545.00
Roadgard	—		—					—	—	—	—
Seminars & Meetings	—		—					—	—	—	—
Taxes & Licenses	—		—					—	—	—	—
Telephone	2,487.09		2,487.09					2,487.09	—	—	2,487.09
Temporary Agency Staff	—		—					—	—	—	—
Travel	—		—					—	—	—	—
Utilities	818.14		818.14					818.14	—	—	818.14
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	23,448.62			23,448.62				23,448.62	—	—	23,448.62
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
Other	2,176.49		2,176.49					2,176.49	—	—	2,176.49

Total Other Cash Disbursements	39,962.01	—	16,383.35	23,448.62	50.45	0.84	78.75	39,962.01	—	—	39,962.01

TOTAL ALL CASH DISBURSEMENTS	83,639.93	—	60,061.27	23,448.62	50.45	0.84	78.75	83,639.93	—	—	83,639.93

	130,563.08	—	—	—	45,981.85	47,316.52	37,264.71	130,563.08	—	—	130,563.08

Book Balance per bank rec.	130,563.08				45,981.85	47,316.52	37,264.71

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for January-04
FED ID# 62-1720278

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—			—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for January-04
FED ID# 57-1111184

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*
Company Auto							—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for January-04
FED ID# 31-0819992

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—			—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for January-04
FED ID# 57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—							—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—							—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. —
Monthly Court Report for January-04
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	2,722,377.04	75,154.92	457,144.71	612,646.57	38,498.28	—	190,052.35	1,348,880.21	2,722,377.04	—	—	2,722,377.04

TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	11,129,898.72	273,497.98	2,610,411.91	3,340,874.67	197,328.70	1,886,035.86	750,330.35	2,071,419.25	11,129,898.72	—	—	11,129,898.72
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	331,089.58	—	—	—	—	—	—	331,089.58	331,089.58	—	—	331,089.58

SUBTOTAL	11,460,988.30	273,497.98	2,610,411.91	3,340,874.67	197,328.70	1,886,035.86	750,330.35	2,402,508.83	11,460,988.30	—	—	11,460,988.30

	—	—	—	—	—	—	—	—	(1,627,456.39)	1,627,456.39	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(6,274,392.61)	(134,501.26)	(1,110,425.65)	(1,359,194.15)	973,469.46	(957,094.34)	(152,310.61)	(3,534,336.06)	(6,274,392.61)	—	—	(6,274,392.61)

Total Cash Receipts and Transfers	5,186,595.69	138,996.72	1,499,986.26	1,981,680.52	1,170,798.16	928,941.52	598,019.74	(1,131,827.23)	3,559,139.30	1,627,456.39	—	5,186,595.69

Cash Disbursements - Loans		—	—	—	—	—	—	—	—
Loan Proceeds Checks	2,623,660.83	79,322.63	764,373.89	697,854.60	374,413.80	392,530.27	315,165.64	—	2,623,660.83			2,623,660.83
Expenses related to Loans	485,132.92	5,902.08	50,190.08	63,267.35	36,173.06	39,056.02	19,927.67	270,616.66	485,132.92			485,132.92

Subtotal - Loans	3,108,793.75	85,224.71	814,563.97	761,121.95	410,586.86	431,586.29	335,093.31	270,616.66	3,108,793.75			3,108,793.75

Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	31,368.23	385.22	6,623.84	4,082.39	2,067.57	2,004.23	4,372.22	11,832.76	31,368.23			31,368.23
Bank Charges	32,726.28	5,904.75	7,241.01	4,701.29	527.60	—	381.00	13,970.63	32,726.28	—	—	32,726.28
Claims Funding*	138,034.25	2,142.07	29,972.21	20,324.61	15,906.10	52,579.67	11,367.31	5,742.28	138,034.25			138,034.25
Company Auto	4,481.77	26.20	63.09	78.01	214.96	—	77.06	4,022.45	4,481.77	—	—	4,481.77
Computer Costs	2,062.15	—	—	348.95	—	515.62	—	1,197.58	2,062.15	—	—	2,062.15
Dues And Subscriptions	6,059.69	—	—	3,497.07	169.23	2,090.00	—	303.39	6,059.69	—	—	6,059.69
Employee Reimbursements - collections exp	2,863.26	543.73	2,319.53	—	—	—	—	—	2,863.26	—	—	2,863.26
Equipment Rental	2,847.41	10.00	—	—	—	100.00	—	2,737.41	2,847.41	—	—	2,847.41
Fixed Assets	3,052.34	—	—	—	—	—	—	3,052.34	3,052.34	—	—	3,052.34
Forms & Printing	37,469.29	1,018.69	12,747.13	9,517.96	3,983.27	4,837.64	3,195.54	2,169.06	37,469.29	—	—	37,469.29
Insurance	17,595.36	90.33	1,094.39	1,003.55	599.33	482.54	287.39	14,037.83	17,595.36	—	—	17,595.36
Meals & Entertainment	566.07	—	48.52	—	365.83	—	107.33	44.39	566.07	—	—	566.07
Miscellaneous	11,729.69	70.00	2,164.95	1,308.82	2,226.67	917.25	533.25	4,508.75	11,729.69	—	—	11,729.69
Office Expense	3,225.49	116.07	593.80	374.07	128.49	147.98	225.78	1,639.30	3,225.49	—	—	3,225.49
Postage	21,698.94	163.40	1,515.59	3,214.49	636.42	1,669.42	654.76	13,844.86	21,698.94	—	—	21,698.94
Prepaid Expenses	35,823.55	423.62	7,233.59	18,379.23	2,326.29	1,334.40	69.82	6,056.60	35,823.55	—	—	35,823.55
Prepaid Software ABS	18,383.65	—	1,301.63	7,380.62	4,023.22	3,903.23	473.32	1,301.63	18,383.65	—	—	18,383.65
Professional Fees-Ordinary Course	6,393.41	—	—	1,146.75	—	—	162.50	5,084.16	6,393.41	—	—	6,393.41
Rent	161,266.57	5,220.31	49,364.86	34,648.92	20,983.71	19,231.55	16,181.28	15,635.94	161,266.57	—	—	161,266.57
Repairs & Maintenance	9,356.79	41.89	1,022.16	1,653.28	1,563.90	731.01	898.61	3,445.94	9,356.79	—	—	9,356.79
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	1,498.02	—	—	—	—	—	—	1,498.02	1,498.02	—	—	1,498.02
Taxes & Licenses	41,809.78	—	2,430.47	21,858.30	7,973.52	9,442.75	104.74	—	41,809.78	—	—	41,809.78
Telephone	30,370.81	178.04	7,764.04	10,479.16	4,239.23	3,508.84	2,711.23	1,490.27	30,370.81	—	—	30,370.81
Temporary Agency Staff	13,064.50	—	550.25	882.30	175.00	542.00	74.00	10,840.95	13,064.50	—	—	13,064.50
Travel	3,483.46	—	171.30	568.43	1,305.68	560.00	130.28	747.77	3,483.46	—	—	3,483.46
Utilities	28,574.64	1,859.84	13,145.40	5,819.55	2,607.21	3,287.05	1,855.59	—	28,574.64	—	—	28,574.64
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,627,456.39	42,663.49	432,284.60	422,564.42	227,523.24	208,974.90	130,685.10	162,760.64	—	1,627,456.39	—	1,627,456.39
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Voyager Payment	955,863.62	—	—	318,554.38	455,607.28	180,495.15	1,206.81	—	955,863.62	—	—	955,863.62
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,249,125.41	60,857.65	579,652.36	892,386.55	755,153.75	497,355.23	175,754.92	287,964.95	1,621,669.02	1,627,456.39	—	3,249,125.41

TOTAL ALL CASH DISBURSEMENTS	6,357,919.16	146,082.36	1,394,216.33	1,653,508.50	1,165,740.61	928,941.52	510,848.23	558,581.61	4,730,462.77	1,627,456.39	—	6,357,919.16

	1,551,053.57	68,069.28	562,914.64	940,818.59	43,555.83	—	277,223.86	(341,528.63)	1,551,053.57	—	—	1,551,053.57

Book Balance per bank rec.	1,551,053.57	68,069.28	562,914.64	940,818.59	43,555.83	—	277,223.86	(341,528.63)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for January-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(862,918.84)	—	—	—	—	—		(862,918.84)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	5,574,625.96	97,514.12	954,690.72	1,226,242.79	937,689.77	719,966.62	379,782.13	1,258,739.81
OUTSTANDING CHECKS	—					—
Account # 2000014825127	(622,903.49)							(622,903.49)
Account #2079900430903	(172,750.68)							(172,750.68)

Total Cash Receipts and Transfers	4,778,971.79	97,514.12	954,690.72	1,226,242.79	937,689.77	719,966.62	379,782.13	463,085.64

Cash Disbursements - Loans
Loan Proceeds Checks	2,623,660.83	79,322.63	764,373.89	697,854.60	374,413.80	392,530.27	315,165.64
Expenses related to Loans	485,132.92	5,902.08	50,190.08	63,267.35	36,173.06	39,056.02	19,927.67	270,616.66

Subtotal - Loans	3,108,793.75	85,224.71	814,563.97	761,121.95	410,586.86	431,586.29	335,093.31	270,616.66

Cash Disbursements - Other
Advertising	31,368.23	385.22	6,623.84	4,082.39	2,067.57	2,004.23	4,372.22	11,832.76
Bank Charges	13,970.63	—	—	—	—	—	—	13,970.63
Claims Funding*	138,034.25	2,142.07	29,972.21	20,324.61	15,906.10	52,579.67	11,367.31	5,742.28
Company Auto	4,481.77	26.20	63.09	78.01	214.96	—	77.06	4,022.45
Computer Costs	2,062.15	—	—	348.95	—	515.62	—	1,197.58
Dues And Subscriptions	6,059.69	—	—	3,497.07	169.23	2,090.00	—	303.39
Employee Reimbursements - collections exp	2,863.26	543.73	2,319.53	—	—	—	—	—
Equipment Rental	2,847.41	10.00	—	—	—	100.00	—	2,737.41
Fixed Assets	3,052.34	—	—	—	—	—	—	3,052.34
Forms & Printing	37,469.29	1,018.69	12,747.13	9,517.96	3,983.27	4,837.64	3,195.54	2,169.06
Insurance	17,595.36	90.33	1,094.39	1,003.55	599.33	482.54	287.39	14,037.83
Meals & Entertainment	566.07	—	48.52	—	365.83	—	107.33	44.39
Miscellaneous	11,729.69	70.00	2,164.95	1,308.82	2,226.67	917.25	533.25	4,508.75
Office Expense	3,225.49	116.07	593.80	374.07	128.49	147.98	225.78	1,639.30
Postage	21,698.94	163.40	1,515.59	3,214.49	636.42	1,669.42	654.76	13,844.86
Prepaid Expenses	35,823.55	423.62	7,233.59	18,379.23	2,326.29	1,334.40	69.82	6,056.60
Prepaid Software ABS	18,383.65	—	1,301.63	7,380.62	4,023.22	3,903.23	473.32	1,301.63
Professional Fees-Ordinary Course	6,393.41	—	—	1,146.75	—	—	162.50	5,084.16
Rent	161,266.57	5,220.31	49,364.86	34,648.92	20,983.71	19,231.55	16,181.28	15,635.94
Repairs & Maintenance	9,356.79	41.89	1,022.16	1,653.28	1,563.90	731.01	898.61	3,445.94
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	1,498.02	—	—	—	—	—	—	1,498.02
Taxes & Licenses	41,809.78	—	2,430.47	21,858.30	7,973.52	9,442.75	104.74	—
Telephone	30,370.81	178.04	7,764.04	10,479.16	4,239.23	3,508.84	2,711.23	1,490.27
Temporary Agency Staff	13,064.50	—	550.25	882.30	175.00	542.00	74.00	10,840.95
Travel	3,483.46	—	171.30	568.43	1,305.68	560.00	130.28	747.77
Utilities	28,574.64	1,859.84	13,145.40	5,819.55	2,607.21	3,287.05	1,855.59	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	955,863.62			318,554.38	455,607.28	180,495.15	1,206.81
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	1,602,913.37	12,289.41	140,126.75	465,120.84	527,102.91	288,380.33	44,688.82	125,204.31

TOTAL ALL CASH DISBURSEMENTS	4,711,707.12	97,514.12	954,690.72	1,226,242.79	937,689.77	719,966.62	379,782.13	395,820.97

	(795,654.17)	—	—	—	—	—	—	(795,654.17)

Book Balance per bank rec.		—	—		—	—		(795,654.17)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	146,082.36

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$146,082.36

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No. 03-13208
Monthly Court Report for January-04
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Superior 570344986	Operating	Payroll	Other	Total
Beginning Cash Position	75,154.92	17,305.60	13,388.51	9,509.02	12,115.07	—	—	11,446.73	11,389.99	75,154.92	—	—	75,154.92

TICO Cash Collected	—									—	—	—	—
SM Cash Collected	273,497.98	46,510.36	43,087.58	28,476.89	46,044.81			56,562.55	52,815.79	273,497.98	—	—	273,497.98
TIG Cash Collected	—									—	—	—	—
TPF Cash Collected	—									—	—	—	—
TCL Cash Collected	—									—	—	—	—
Other Income Collected	—									—	—	—	—

SUBTOTAL	273,497.98	46,510.36	43,087.58	28,476.89	46,044.81	—	—	56,562.55	52,815.79	273,497.98	—	—	273,497.98

GENERAL LEDGER DEPOSITS AND TRANSFERS	(134,501.26)	(42,621.44)	(44,456.99)	(31,772.59)	(46,689.99)	97,514.12	42,663.49	(55,950.79)	(53,187.07)	(134,501.26)	—	—	(134,501.26)

Total Cash Receipts and Transfers	138,996.72	3,888.92	(1,369.41)	(3,295.70)	(645.18)	97,514.12	42,663.49	611.76	(371.28)	96,333.23	42,663.49	—	138,996.72

Cash Disbursements - Loans										—	—		—
Loan Proceeds Checks	79,322.63					79,322.63				79,322.63	—		79,322.63
Expenses related to Loans	5,902.08					5,902.08				5,902.08	—		5,902.08

Subtotal - Loans	85,224.71	—	—	—	—	85,224.71	—	—	—	85,224.71	—	—	85,224.71

Cash Disbursements - Other	—									—	—		—
Advertising	385.22					385.22				385.22	—		385.22
Bank Charges	5,904.75	4,795.00	375.71	69.22	191.07	—		338.75	135.00	5,904.75	—	—	5,904.75
Claims Funding*	2,142.07					2,142.07				2,142.07	—		2,142.07
Company Auto	26.20					26.20				26.20	—	—	26.20
Computer Costs	—					—				—	—	—	—
Dues And Subscriptions	—					—				—	—	—	—
Employee Reimbursements - collections exp	543.73					543.73				543.73	—	—	543.73
Equipment Rental	10.00					10.00				10.00	—	—	10.00
Fixed Assets	—					—				—	—	—	—
Forms & Printing	1,018.69					1,018.69				1,018.69	—	—	1,018.69
Insurance	90.33					90.33				90.33	—	—	90.33
Meals & Entertainment	—					—				—	—	—	—
Miscellaneous	70.00					70.00				70.00	—	—	70.00
Office Expense	116.07					116.07				116.07	—	—	116.07
Postage	163.40					163.40				163.40	—	—	163.40
Prepaid Expenses	423.62					423.62				423.62	—	—	423.62
Prepaid Software ABS	—					—				—	—	—	—
Professional Fees-Ordinary Course	—					—				—	—	—	—
Rent	5,220.31					5,220.31				5,220.31	—	—	5,220.31
Repairs & Maintenance	41.89					41.89				41.89	—	—	41.89
Roadgard	—					—				—	—	—	—
Seminars & Meetings	—					—				—	—	—	—
Taxes & Licenses	—					—				—	—	—	—
Telephone	178.04					178.04				178.04	—	—	178.04
Temporary Agency Staff	—					—				—	—	—	—
Travel	—					—				—	—	—	—
Utilities	1,859.84					1,859.84				1,859.84	—	—	1,859.84
Interest to Finova	—					—				—	—	—	—
Payroll Paid TTG	—					—				—	—	—	—
Payroll Paid SMC	42,663.49					—	42,663.49			—	42,663.49	—	42,663.49
Restructuring Officer	—					—				—	—	—	—
Insurance Renewal	—					—				—	—	—	—
Voyager Payment	—					—				—	—	—	—
Pre-Filing Prepays	—					—				—	—	—	—
Deposit to Lender	—					—				—	—	—	—
US Trustee	—					—				—	—	—	—
Bankruptcy Professionals	—					—				—	—	—	—
Other	—					—				—	—	—	—

Total Other Cash Disbursements	60,857.65	4,795.00	375.71	69.22	191.07	12,289.41	42,663.49	338.75	135.00	18,194.16	42,663.49	—	60,857.65

TOTAL ALL CASH DISBURSEMENTS	146,082.36	4,795.00	375.71	69.22	191.07	97,514.12	42,663.49	338.75	135.00	103,418.87	42,663.49	—	146,082.36

	68,069.28	16,399.52	11,643.39	6,144.10	11,278.82	—	—	11,719.74	10,883.71	68,069.28	—	—	68,069.28

Book Balance per bank rec.	68,069.28	16,399.52	11,643.39	6,144.10	11,278.82			11,719.74	10,883.71

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	1,653,508.50

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,653,508.50

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No 03-13212
Monthly Court Report for January-04
FED ID# 57-0827143	CLOSED

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041
Beginning Cash Position	612,646.57	17,537.98	11,910.89	327,472.41	105,590.86	—	—	68,100.15

TICO Cash Collected	—
SM Cash Collected	3,340,874.67	71,205.39	78,748.55	2,633,568.76	111,863.35			83,139.59
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,340,874.67	71,205.39	78,748.55	2,633,568.76	111,863.35	—	—	83,139.59

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,359,194.15)	(76,568.07)	(76,862.69)	(2,257,056.56)	(182,183.48)	1,226,242.79	422,564.42	(113,935.37)

Total Cash Receipts and Transfers	1,981,680.52	(5,362.68)	1,885.86	376,512.20	(70,320.13)	1,226,242.79	422,564.42	(30,795.78)

Cash Disbursements - Loans
Loan Proceeds Checks	697,854.60					697,854.60
Expenses related to Loans	63,267.35					63,267.35

Subtotal - Loans	761,121.95					761,121.95

Cash Disbursements - Other
Advertising	4,082.39					4,082.39
Bank Charges	4,701.29		290.41	3,991.54	222.89	—
Claims Funding*	20,324.61					20,324.61
Company Auto	78.01					78.01
Computer Costs	348.95					348.95
Dues And Subscriptions	3,497.07					3,497.07
Employee Reimbursements - collections exp	—					—
Equipment Rental	—					—
Fixed Assets	—					—
Forms & Printing	9,517.96					9,517.96
Insurance	1,003.55					1,003.55
Meals & Entertainment	—					—
Miscellaneous	1,308.82					1,308.82
Office Expense	374.07					374.07
Postage	3,214.49					3,214.49
Prepaid Expenses	18,379.23					18,379.23
Prepaid Software ABS	7,380.62					7,380.62
Professional Fees-Ordinary Course	1,146.75					1,146.75
Rent	34,648.92					34,648.92
Repairs & Maintenance	1,653.28					1,653.28
Roadgard	—					—
Seminars & Meetings	—					—
Taxes & Licenses	21,858.30					21,858.30
Telephone	10,479.16					10,479.16
Temporary Agency Staff	882.30					882.30
Travel	568.43					568.43
Utilities	5,819.55					5,819.55
Interest to Finova	—					—
Payroll Paid TTG	—					—
Payroll Paid SMC	422,564.42					—	422,564.42
Restructuring Officer	—					—
Insurance Renewal	—					—
Voyager Payment	318,554.38					318,554.38
Pre-Filing Prepays	—					—
Deposit to Lender	—					—
US Trustee	—					—
Bankruptcy Professionals	—					—
Other	—					—

Total Other Cash Disbursements	892,386.55	—	290.41	3,991.54	222.89	465,120.84	422,564.42	—

TOTAL ALL CASH DISBURSEMENTS	1,653,508.50	—	290.41	3,991.54	222.89	1,226,242.79	422,564.42	—

	940,818.59	12,175.30	13,506.34	699,993.07	35,047.84	—	—	37,304.37

Book Balance per bank rec.	940,818.59	12,175.30	13,506.34	699,993.07	35,047.84			37,304.37

	South Carolina Bank and Trust 270002058	First Citizens 480031102101	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	55,899.70	(680.00)	26,814.58	612,646.57	—	—	612,646.57

TICO Cash Collected				—	—	—	—
SM Cash Collected	63,548.16		298,800.87	3,340,874.67	—	—	3,340,874.67
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	63,548.16	—	298,800.87	3,340,874.67	—	—	3,340,874.67

GENERAL LEDGER DEPOSITS AND TRANSFERS	(83,974.40)	680.00	(218,100.79)	(1,781,758.57)	422,564.42	—	(1,359,194.15)

Total Cash Receipts and Transfers	(20,426.24)	680.00	80,700.08	1,559,116.10	422,564.42	—	1,981,680.52

Cash Disbursements - Loans				—
Loan Proceeds Checks				697,854.60			697,854.60
Expenses related to Loans				63,267.35			63,267.35

Subtotal - Loans				761,121.95			761,121.95

Cash Disbursements - Other				—
Advertising				4,082.39			4,082.39
Bank Charges	196.45			4,701.29	—	—	4,701.29
Claims Funding*				20,324.61			20,324.61
Company Auto				78.01	—	—	78.01
Computer Costs				348.95	—	—	348.95
Dues And Subscriptions				3,497.07	—	—	3,497.07
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				—	—	—	—
Forms & Printing				9,517.96	—	—	9,517.96
Insurance				1,003.55	—	—	1,003.55
Meals & Entertainment				—	—	—	—
Miscellaneous				1,308.82	—	—	1,308.82
Office Expense				374.07	—	—	374.07
Postage				3,214.49	—	—	3,214.49
Prepaid Expenses				18,379.23	—	—	18,379.23
Prepaid Software ABS				7,380.62	—	—	7,380.62
Professional Fees-Ordinary Course				1,146.75	—	—	1,146.75
Rent				34,648.92	—	—	34,648.92
Repairs & Maintenance				1,653.28	—	—	1,653.28
Roadgard				—	—	—	—
Seminars & Meetings				—	—	—	—
Taxes & Licenses				21,858.30	—	—	21,858.30
Telephone				10,479.16	—	—	10,479.16
Temporary Agency Staff				882.30	—	—	882.30
Travel				568.43	—	—	568.43
Utilities				5,819.55	—	—	5,819.55
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	422,564.42	—	422,564.42
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				318,554.38	—	—	318,554.38
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	196.45	—	—	892,386.55	—	—	892,386.55

TOTAL ALL CASH DISBURSEMENTS	196.45	—	—	1,230,944.08	422,564.42	—	1,653,508.50

	35,277.01	—	107,514.66	940,818.59	—	—	940,818.59

Book Balance per bank rec.	35,277.01	—	107,514.66

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	1,394,216.33

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,394,216.33

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case #	03-13211
Monthly Court Report for January-04
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Arvest Bank 11682857	Bank of Perry 429068	Bank of Texas 3000010649	WACHOVIA Modern Notes 657638367	Community Bank & Trust 100102889
Beginning Cash Position	457,144.71	10,874.93	—	16,841.40	10,849.44	—	—	27,806.42	—	16,579.44

TICO Cash Collected	—
SM Cash Collected	2,610,411.91	62,107.09		48,036.63	66,399.04			52,136.49		85,184.01
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,610,411.91	62,107.09	—	48,036.63	66,399.04	—	—	52,136.49	—	85,184.01

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,110,425.65)	(59,528.44)		(54,717.69)	(67,429.75)			(71,299.19)		(89,380.58)

Total Cash Receipts and Transfers	1,499,986.26	2,578.65	—	(6,681.06)	(1,030.71)	—	—	(19,162.70)	—	(4,196.57)

Cash Disbursements - Loans
Loan Proceeds Checks	764,373.89
Expenses related to Loans	50,190.08

Subtotal - Loans	814,563.97	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	6,623.84
Bank Charges	7,241.01			673.20	239.80			508.37	—	804.02
Claims Funding*	29,972.21
Company Auto	63.09
Computer Costs	—
Dues And Subscriptions	—
Employee Reimbursements - collections exp	2,319.53
Equipment Rental	—
Fixed Assets	—
Forms & Printing	12,747.13
Insurance	1,094.39
Meals & Entertainment	48.52
Miscellaneous	2,164.95
Office Expense	593.80
Postage	1,515.59
Prepaid Expenses	7,233.59
Prepaid Software ABS	1,301.63
Professional Fees-Ordinary Course	—
Rent	49,364.86
Repairs & Maintenance	1,022.16
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	2,430.47
Telephone	7,764.04
Temporary Agency Staff	550.25
Travel	171.30
Utilities	13,145.40
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	432,284.60
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	579,652.36	—	—	673.20	239.80	—	—	508.37	—	804.02

TOTAL ALL CASH DISBURSEMENTS	1,394,216.33	—	—	673.20	239.80	—	—	508.37	—	804.02

	562,914.64	13,453.58	—	9,487.14	9,578.93	—	—	8,135.35	—	11,578.85

Book Balance per bank rec.	562,914.64	13,453.58		9,487.14	9,578.93			8,135.35		11,578.85

	Exchange Bank of S.C. 510004702501	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	First Citizens 480031102101	First National Bank of Texas 1100998	First State Bank 2702488	First Tennessee Bank 103193515	Flag Financial Corp 0189003751	Frost National Bank 460020362
Beginning Cash Position	—	—	—	—	—	15,678.32	—	—	13,705.47

TICO Cash Collected
SM Cash Collected						63,942.10			44,737.02
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	—	63,942.10	—	—	44,737.02

GENERAL LEDGER DEPOSITS AND TRANSFERS						(70,493.03)			(51,476.71)

Total Cash Receipts and Transfers	—	—	—	—	—	(6,550.93)	—	—	(6,739.69)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						596.45
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	596.45	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	596.45	—	—	—

	—	—	—	—	—	8,530.94	—	—	6,965.78

Book Balance per bank rec.						8,530.94			6,965.78

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Peoples Bank 5003363	Peoples National Bank 1170002977	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791
Beginning Cash Position	11,912.01	69,770.40	11,926.99	10,301.91	14,091.27	—	—	11,048.49	11,616.19	9,324.85

TICO Cash Collected										—
SM Cash Collected	52,118.87	717,011.75	63,106.50	41,513.49	58,724.73			40,289.10	66,845.27	64,325.50
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected										—
Other Income Collected

SUBTOTAL	52,118.87	717,011.75	63,106.50	41,513.49	58,724.73	—	—	40,289.10	66,845.27	64,325.50

GENERAL LEDGER DEPOSITS AND TRANSFERS	(52,561.58)	(638,438.64)	(66,614.16)	(44,725.39)	(57,441.27)			(43,469.39)	(65,671.58)	(63,729.46)

Total Cash Receipts and Transfers	(442.71)	78,573.11	(3,507.66)	(3,211.90)	1,283.46	—	—	(3,180.29)	1,173.69	596.04

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	355.83		113.40	378.17	493.90			112.10	405.50
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	355.83	—	113.40	378.17	493.90	—	—	112.10	405.50	—

TOTAL ALL CASH DISBURSEMENTS	355.83	—	113.40	378.17	493.90	—	—	112.10	405.50	—

	11,113.47	148,343.51	8,305.93	6,711.84	14,880.83	—	—	7,756.10	12,384.38	9,920.89

Book Balance per bank rec.	11,113.47	148,343.51	8,305.93	6,711.84	14,880.83			7,756.10	12,384.38	9,920.89

	Prosperity Bank 75137494	RCB Bank 621656	Regions Bank 3858010811	Superior Federal Bank 570344986	Texas State Bank 51138476	Texas State Bank 52003507	Texas State Bank 53016939	Texas State Bank 90776378	Union Planter’s Bank 064002280	Union Planter’s Bank 0080129775
Beginning Cash Position	10,462.50	—	—	(4.00)	10,348.81	9,289.90	13,140.28	10,153.55	—	14,670.26

TICO Cash Collected
SM Cash Collected	33,729.06				18,372.19	26,847.45	44,386.71	20,698.92		64,253.50
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	33,729.06	—	—	—	18,372.19	26,847.45	44,386.71	20,698.92	—	64,253.50

GENERAL LEDGER DEPOSITS AND TRANSFERS	(37,732.13)				(18,362.03)	(20,992.27)	(22,558.57)	(14,397.50)		(67,412.75)

Total Cash Receipts and Transfers	(4,003.07)	—	—	—	10.16	5,855.18	21,828.14	6,301.42	—	(3,159.25)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges										371.46
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	371.46

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	371.46

	6,459.43	—	—	(4.00)	10,358.97	15,145.08	34,968.42	16,454.97	—	11,139.55

Book Balance per bank rec.	6,459.43				10,358.97	15,145.08	34,968.42	16,454.97		11,139.55

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First Community 381959	First National Bank Texas 001100998
Beginning Cash Position	—	—	—	6,962.79	9,227.19	8,739.28	10,340.75	9,651.96	10,727.02	9,332.66	61,774.23

TICO Cash Collected
SM Cash Collected				66,312.54	58,225.41	45,846.54	55,295.42	53,724.79	63,271.19	72,404.26	460,566.34
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	66,312.54	58,225.41	45,846.54	55,295.42	53,724.79	63,271.19	72,404.26	460,566.34

GENERAL LEDGER DEPOSITS AND TRANSFERS		954,690.72	432,284.60	(62,103.24)	(59,580.16)	(46,286.91)	(57,725.93)	(50,884.53)	(63,169.24)	(70,260.07)	(408,958.78)

Total Cash Receipts and Transfers	—	954,690.72	432,284.60	4,209.30	(1,354.75)	(440.37)	(2,430.51)	2,840.26	101.95	2,144.19	51,607.56

Cash Disbursements - Loans
Loan Proceeds Checks		764,373.89
Expenses related to Loans		50,190.08

Subtotal - Loans	—	814,563.97	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		6,623.84
Bank Charges		—		97.80	457.34		95.20	218.90	282.82		1,036.75
Claims Funding*		29,972.21
Company Auto		63.09
Computer Costs		—
Dues And Subscriptions		—
Employee Reimbursements - collections exp		2,319.53
Equipment Rental		—
Fixed Assets		—
Forms & Printing		12,747.13
Insurance		1,094.39
Meals & Entertainment		48.52
Miscellaneous		2,164.95
Office Expense		593.80
Postage		1,515.59
Prepaid Expenses		7,233.59
Prepaid Software ABS		1,301.63
Professional Fees-Ordinary Course		—
Rent		49,364.86
Repairs & Maintenance		1,022.16
Roadgard		—
Seminars & Meetings		—
Taxes & Licenses		2,430.47
Telephone		7,764.04
Temporary Agency Staff		550.25
Travel		171.30
Utilities		13,145.40
Interest to Finova		—
Payroll Paid TTG		—
Payroll Paid SMC			432,284.60
Restructuring Officer		—
Insurance Renewal		—
Voyager Payment		—
Pre-Filing Prepays		—
Deposit to Lender		—
US Trustee		—
Bankruptcy Professionals		—
Other		—

Total Other Cash Disbursements	—	140,126.75	432,284.60	97.80	457.34	—	95.20	218.90	282.82	—	1,036.75

TOTAL ALL CASH DISBURSEMENTS	—	954,690.72	432,284.60	97.80	457.34	—	95.20	218.90	282.82	—	1,036.75

	—	—	—	11,074.29	7,415.10	8,298.91	7,815.04	12,273.32	10,546.15	11,476.85	112,345.04

Book Balance per bank rec.				11,074.29	7,415.10	8,298.91	7,815.04	12,273.32	10,546.15	11,476.85	112,345.04

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for	Case No. 03-13211
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	457,144.71	—	—	457,144.71

TICO Cash Collected	—	—	—	—
SM Cash Collected	2,610,411.91	—	—	2,610,411.91
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,610,411.91	—	—	2,610,411.91

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,542,710.25)	432,284.60	—	(1,110,425.65)

Total Cash Receipts and Transfers	1,067,701.66	432,284.60	—	1,499,986.26

Cash Disbursements - Loans		—
Loan Proceeds Checks	764,373.89	—		764,373.89
Expenses related to Loans	50,190.08	—		50,190.08

Subtotal - Loans	814,563.97	—	—	814,563.97

Cash Disbursements - Other		—
Advertising	6,623.84	—	—	6,623.84
Bank Charges	7,241.01		—	7,241.01
Claims Funding*	29,972.21	—		29,972.21
Company Auto	63.09	—	—	63.09
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	2,319.53	—	—	2,319.53
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	12,747.13	—	—	12,747.13
Insurance	1,094.39	—	—	1,094.39
Meals & Entertainment	48.52	—	—	48.52
Miscellaneous	2,164.95	—	—	2,164.95
Office Expense	593.80	—	—	593.80
Postage	1,515.59	—	—	1,515.59
Prepaid Expenses	7,233.59	—	—	7,233.59
Prepaid Software ABS	1,301.63	—	—	1,301.63
Professional Fees-Ordinary Course	—	—	—	—
Rent	49,364.86	—	—	49,364.86
Repairs & Maintenance	1,022.16	—	—	1,022.16
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	2,430.47	—	—	2,430.47
Telephone	7,764.04	—	—	7,764.04
Temporary Agency Staff	550.25	—	—	550.25
Travel	171.30	—	—	171.30
Utilities	13,145.40	—	—	13,145.40
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	432,284.60	—	432,284.60
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	147,367.76	432,284.60	—	579,652.36

TOTAL ALL CASH DISBURSEMENTS	961,931.73	432,284.60	—	1,394,216.33

	562,914.64	—	—	562,914.64

Book Balance per bank rec.

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	928,941.52

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$928,941.52

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	Case # 03-13213	Case No. 03-13213
Monthly Court Report for January-04
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,886,035.86	1,886,035.86			1,886,035.86	—	—	1,886,035.86
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,886,035.86	1,886,035.86	—	—	1,886,035.86	—	—	1,886,035.86

GENERAL LEDGER DEPOSITS AND TRANSFERS	(957,094.34)	(1,886,035.86)	719,966.62	208,974.90	(1,166,069.24)	208,974.90	—	(957,094.34)

Total Cash Receipts and Transfers	928,941.52	—	719,966.62	208,974.90	719,966.62	208,974.90	—	928,941.52

Cash Disbursements - Loans
Loan Proceeds Checks	392,530.27		392,530.27		392,530.27			392,530.27
Expenses related to Loans	39,056.02		39,056.02		39,056.02			39,056.02

Subtotal - Loans	431,586.29	—	431,586.29	—	431,586.29	—	—	431,586.29

Cash Disbursements - Other			—		—			—
Advertising	2,004.23		2,004.23		2,004.23			2,004.23
Bank Charges	—		—		—	—	—	—
Claims Funding*	52,579.67		52,579.67		52,579.67			52,579.67
Company Auto	—		—		—	—	—	—
Computer Costs	515.62		515.62		515.62	—	—	515.62
Dues And Subscriptions	2,090.00		2,090.00		2,090.00	—	—	2,090.00
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	100.00		100.00		100.00	—	—	100.00
Fixed Assets	—		—		—	—	—	—
Forms & Printing	4,837.64		4,837.64		4,837.64	—	—	4,837.64
Insurance	482.54		482.54		482.54	—	—	482.54
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	917.25		917.25		917.25	—	—	917.25
Office Expense	147.98		147.98		147.98	—	—	147.98
Postage	1,669.42		1,669.42		1,669.42	—	—	1,669.42
Prepaid Expenses	1,334.40		1,334.40		1,334.40	—	—	1,334.40
Prepaid Software ABS	3,903.23		3,903.23		3,903.23	—	—	3,903.23
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	19,231.55		19,231.55		19,231.55	—	—	19,231.55
Repairs & Maintenance	731.01		731.01		731.01	—	—	731.01
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	9,442.75		9,442.75		9,442.75	—	—	9,442.75
Telephone	3,508.84		3,508.84		3,508.84	—	—	3,508.84
Temporary Agency Staff	542.00		542.00		542.00	—	—	542.00
Travel	560.00		560.00		560.00	—	—	560.00
Utilities	3,287.05		3,287.05		3,287.05	—	—	3,287.05
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	208,974.90		—	208,974.90	—	208,974.90	—	208,974.90
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	180,495.15		180,495.15		180,495.15	—	—	180,495.15
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	497,355.23	—	288,380.33	208,974.90	288,380.33	208,974.90	—	497,355.23

TOTAL ALL CASH DISBURSEMENTS	928,941.52	—	719,966.62	208,974.90	719,966.62	208,974.90	—	928,941.52

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	1,165,740.61

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,165,740.61

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209		Case No. 03-13209
Monthly Court Report for January-04
FED ID# 58-1435012		CLOSED

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Sun Trust #0003601167228	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	38,498.28	12,712.33	18,499.53	7,286.42	—	—	38,498.28	—	—	38,498.28

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	197,328.70	52,988.60	144,340.10				197,328.70	—	—	197,328.70
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	197,328.70	52,988.60	144,340.10	—	—	—	197,328.70	—	—	197,328.70

GENERAL LEDGER DEPOSITS AND TRANSFERS	973,469.46	(53,273.22)	(131,183.91)	(7,286.42)	937,689.77	227,523.24	745,946.22	227,523.24	—	973,469.46

Total Cash Receipts and Transfers	1,170,798.16	(284.62)	13,156.19	(7,286.42)	937,689.77	227,523.24	943,274.92	227,523.24	—	1,170,798.16

Cash Disbursements - Loans
Loan Proceeds Checks	374,413.80				374,413.80		374,413.80			374,413.80
Expenses related to Loans	36,173.06				36,173.06		36,173.06			36,173.06

Subtotal - Loans	410,586.86	—	—	—	410,586.86	—	410,586.86	—	—	410,586.86

Cash Disbursements - Other	—						—
Advertising	2,067.57				2,067.57		2,067.57			2,067.57
Bank Charges	527.60	311.92	215.68		—		527.60	—	—	527.60
Claims Funding*	15,906.10				15,906.10		15,906.10			15,906.10
Company Auto	214.96				214.96		214.96	—	—	214.96
Computer Costs	—				—		—	—	—	—
Dues And Subscriptions	169.23				169.23		169.23	—	—	169.23
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	3,983.27				3,983.27		3,983.27	—	—	3,983.27
Insurance	599.33				599.33		599.33	—	—	599.33
Meals & Entertainment	365.83				365.83		365.83	—	—	365.83
Miscellaneous	2,226.67				2,226.67		2,226.67	—	—	2,226.67
Office Expense	128.49				128.49		128.49	—	—	128.49
Postage	636.42				636.42		636.42	—	—	636.42
Prepaid Expenses	2,326.29				2,326.29		2,326.29	—	—	2,326.29
Prepaid Software ABS	4,023.22				4,023.22		4,023.22	—	—	4,023.22
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	20,983.71				20,983.71		20,983.71	—	—	20,983.71
Repairs & Maintenance	1,563.90				1,563.90		1,563.90	—	—	1,563.90
Roadgard	—				—		—	—	—	—
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	7,973.52				7,973.52		7,973.52	—	—	7,973.52
Telephone	4,239.23				4,239.23		4,239.23	—	—	4,239.23
Temporary Agency Staff	175.00				175.00		175.00	—	—	175.00
Travel	1,305.68				1,305.68		1,305.68	—	—	1,305.68
Utilities	2,607.21				2,607.21		2,607.21	—	—	2,607.21
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	227,523.24				—	227,523.24	—	227,523.24	—	227,523.24
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	455,607.28				455,607.28		455,607.28	—	—	455,607.28
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	755,153.75	311.92	215.68	—	527,102.91	227,523.24	527,630.51	227,523.24	—	755,153.75

TOTAL ALL CASH DISBURSEMENTS	1,165,740.61	311.92	215.68	—	937,689.77	227,523.24	938,217.37	227,523.24	—	1,165,740.61

	43,555.83	12,115.79	31,440.04	—	—	—	43,555.83	—	—	43,555.83

Book Balance per bank rec.	43,555.83	12,115.79	31,440.04	—

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	510,848.23

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$510,848.23

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for January-04
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total

Beginning Cash Position	190,052.35	67,681.10	42,720.14	—	—	79,651.11	190,052.35	—	—	190,052.35

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	750,330.35	45,266.24	34,046.99			671,017.12	750,330.35	—	—	750,330.35
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	750,330.35	45,266.24	34,046.99	—	—	671,017.12	750,330.35	—	—	750,330.35

GENERAL LEDGER DEPOSITS AND TRANSFERS	(152,310.61)	(34,847.02)	(18,930.71)	379,782.13	130,685.10	(609,000.11)	(282,995.71)	130,685.10	—	(152,310.61)

Total Cash Receipts and Transfers	598,019.74	10,419.22	15,116.28	379,782.13	130,685.10	62,017.01	467,334.64	130,685.10	—	598,019.74

Cash Disbursements - Loans							—
Loan Proceeds Checks	315,165.64			315,165.64			315,165.64			315,165.64
Expenses related to Loans	19,927.67			19,927.67			19,927.67			19,927.67

Subtotal - Loans	335,093.31	—	—	335,093.31	—	—	335,093.31	—	—	335,093.31

Cash Disbursements - Other							—
Advertising	4,372.22			4,372.22			4,372.22			4,372.22
Bank Charges	381.00	175.00	206.00	—			381.00	—	—	381.00
Claims Funding*	11,367.31			11,367.31			11,367.31			11,367.31
Company Auto	77.06			77.06			77.06	—	—	77.06
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	3,195.54			3,195.54			3,195.54	—	—	3,195.54
Insurance	287.39			287.39			287.39	—	—	287.39
Meals & Entertainment	107.33			107.33			107.33	—	—	107.33
Miscellaneous	533.25			533.25			533.25	—	—	533.25
Office Expense	225.78			225.78			225.78	—	—	225.78
Postage	654.76			654.76			654.76	—	—	654.76
Prepaid Expenses	69.82			69.82			69.82	—	—	69.82
Prepaid Software ABS	473.32			473.32			473.32	—	—	473.32
Professional Fees-Ordinary Course	162.50			162.50			162.50	—	—	162.50
Rent	16,181.28			16,181.28			16,181.28	—	—	16,181.28
Repairs & Maintenance	898.61			898.61			898.61	—	—	898.61
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	104.74			104.74			104.74	—	—	104.74
Telephone	2,711.23			2,711.23			2,711.23	—	—	2,711.23
Temporary Agency Staff	74.00			74.00			74.00	—	—	74.00
Travel	130.28			130.28			130.28	—	—	130.28
Utilities	1,855.59			1,855.59			1,855.59	—	—	1,855.59
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	130,685.10			—	130,685.10		—	130,685.10	—	130,685.10
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	1,206.81			1,206.81			1,206.81	—	—	1,206.81
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	175,754.92	175.00	206.00	44,688.82	130,685.10	—	45,069.82	130,685.10	—	175,754.92

TOTAL ALL CASH DISBURSEMENTS	510,848.23	175.00	206.00	379,782.13	130,685.10	—	380,163.13	130,685.10	—	510,848.23

	277,223.86	77,925.32	57,630.42	—	—	141,668.12	277,223.86	—	—	277,223.86

Book Balance per bank rec.	277,223.86	77,925.32	57,630.42			141,668.12

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	558,581.61

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$558,581.61

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for January-04
FED ID# 57-0997623

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	1,348,880.21	2,244,188.45	(862,918.84)	(32,389.40)	1,348,880.21	—	—	1,348,880.21

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	2,071,419.25	2,071,419.25			2,071,419.25	—	—	2,071,419.25
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	331,089.58	331,089.58			331,089.58	—	—	331,089.58

SUBTOTAL	2,402,508.83	2,402,508.83	—	—	2,402,508.83	—	—	2,402,508.83

GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,534,336.06)	(4,154,531.92)	463,085.64	157,110.22	(3,691,446.28)	157,110.22	—	(3,534,336.06)

Total Cash Receipts and Transfers	(1,131,827.23)	(1,752,023.09)	463,085.64	157,110.22	(1,288,937.45)	157,110.22	—	(1,131,827.23)

Cash Disbursements - Loans

Loan Proceeds Checks	—				—
Expenses related to Loans	270,616.66		270,616.66		270,616.66			270,616.66

Subtotal - Loans	270,616.66	—	270,616.66	—	270,616.66	—	—	270,616.66

Cash Disbursements - Other	—				—
Advertising	11,832.76		11,832.76		11,832.76			11,832.76
Bank Charges	13,970.63		13,970.63		13,970.63	—	—	13,970.63
Claims Funding*	5,742.28		5,742.28		5,742.28			5,742.28
Company Auto	4,022.45		4,022.45		4,022.45	—	—	4,022.45
Computer Costs	1,197.58		1,197.58		1,197.58	—	—	1,197.58
Dues And Subscriptions	303.39		303.39		303.39	—	—	303.39
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	2,737.41		2,737.41		2,737.41	—	—	2,737.41
Fixed Assets	3,052.34		3,052.34		3,052.34	—	—	3,052.34
Forms & Printing	2,169.06		2,169.06		2,169.06	—	—	2,169.06
Insurance	14,037.83		14,037.83		14,037.83	—	—	14,037.83
Meals & Entertainment	44.39		44.39		44.39	—	—	44.39
Miscellaneous	4,508.75		4,508.75		4,508.75	—	—	4,508.75
Office Expense	1,639.30		1,639.30		1,639.30	—	—	1,639.30
Postage	13,844.86		13,844.86		13,844.86	—	—	13,844.86
Prepaid Expenses	6,056.60		6,056.60		6,056.60	—	—	6,056.60
Prepaid Software ABS	1,301.63		1,301.63		1,301.63	—	—	1,301.63
Professional Fees-Ordinary Course	5,084.16		5,084.16		5,084.16	—	—	5,084.16
Rent	15,635.94		15,635.94		15,635.94	—	—	15,635.94
Repairs & Maintenance	3,445.94		3,445.94		3,445.94	—	—	3,445.94
Roadgard	—		—		—	—	—	—
Seminars & Meetings	1,498.02		1,498.02		1,498.02	—	—	1,498.02
Taxes & Licenses	—		—		—	—	—	—
Telephone	1,490.27		1,490.27		1,490.27	—	—	1,490.27
Temporary Agency Staff	10,840.95		10,840.95		10,840.95	—	—	10,840.95
Travel	747.77		747.77		747.77	—	—	747.77
Utilities	—		—		—	—	—	—
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	162,760.64		—	162,760.64	—	162,760.64	—	162,760.64
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	—		—		—	—	—	—
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	287,964.95	—	125,204.31	162,760.64	125,204.31	162,760.64	—	287,964.95

TOTAL ALL CASH DISBURSEMENTS	558,581.61	—	395,820.97	162,760.64	395,820.97	162,760.64	—	558,581.61

	(341,528.63)	492,165.36	(795,654.17)	(38,039.82)	(335,878.21)	(5,650.42)	—	(341,528.63)

Book Balance per bank rec.	(341,528.63)	492,165.36	(795,654.17)	(38,039.82)

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for January-04
FED ID# 57-1013036

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—		—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana - InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for January-04
FED ID# 57-1096371

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
Reporting Period January-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00
Income Taxes

Net Profit (Loss)	$0.00	$0.00

Form Mor-2

*	“Insider is defined in 11 U.S.C Section 101(31).

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period January-04

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

1/31/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	51,817	1,407	—	3,923,283	—	—	3,976,507	68.5%	1,793,970	5,770,477
I/B Income	—	—	—	—	—	—	—	0.0%	566,094	566,094
Fee Income	27,375	—	—	371,514	—	—	398,889	6.9%	5,406	404,295
Late Charges	27,819	—	—	319,842	—	—	347,661	6.0%	167,891	515,552

Total Interest Income	107,012	1,407	—	4,614,639	—	—	4,723,057	81.4%	2,533,361	7,256,418
Interest Expense	14,292	5,434	—	243,011	—	—	262,737	4.5%	397,105	659,842

Net Interest Income	92,720	(4,028)	—	4,371,628	—	—	4,460,320	76.9%	2,136,256	6,596,576
Provision for Loan Losses
P&L Recoveries	(300)	—	—	(49,049)	—	—	(49,349)	-0.9%	(127,235)	(176,584)
Reserves	—	—	—	89,351	—	—	89,351	1.5%	—	89,351
Cash	59,780	—	(34)	889,729	—	—	949,476	16.4%	1,424,770	2,374,246

Total Provision	59,480	—	(34)	930,031	—	—	989,478	17.1%	1,297,535	2,287,013

Net Interest included Provision	33,240	(4,028)	34	3,441,596	—	—	3,470,842		838,721	4,309,563

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	852,459	—	—	852,459	14.7%	254,924	1,107,383
Insurance Commissions	—	—	266,384	(146,659)	—	—	119,725	2.1%	13,355	133,080
Earned Insurance	—	—	—	—	—	—	—	0.0%	25,130	25,130
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	215	35,215	—	—	35,430	0.6%	—	35,430
Other Income	—	30,510	1,728	(550)	40,520	—	72,208	1.2%	35,151	107,359

Total Direct Income	—	30,510	268,327	740,465	40,520	—	1,079,822	18.6%	328,560	1,408,382

Total Revenue	107,012	31,917	268,327	5,355,103	40,520	—	5,802,879	100.0%	2,861,921	8,664,800

Expenses

Personnel
Salaries & Wages	7,944	13,139	141,207	1,234,478	143,528	—	1,540,295	26.5%	669,221	2,209,516
Commissions/Bonus	—	1,678	24,790	344,660	14,750	—	385,878	6.6%	5,852	391,730
Benefits	620	1,005	13,147	85,477	5,724	—	105,972	1.8%	51,307	157,279
Taxes	711	1,451	16,104	155,826	14,002	—	188,094	3.2%	67,197	255,291
Other	—	—	1,557	13,023	5,429	—	20,009	0.3%	7,070	27,080

Total Personnel	9,275	17,272	196,805	1,833,464	183,433	—	2,240,249	38.6%	800,647	3,040,896

Building
Rent	39	700	18,397	167,127	12,483	—	198,745	3.4%	95,801	294,546
Utilities	—	—	3,823	29,799	4,033	—	37,655	0.6%	17,813	55,468
Depreciation	1,797	216	10,306	66,122	18,663	—	97,104	1.7%	51,252	148,357
Other	—	—	—	13,205	—	—	13,205	0.2%	—	13,205

Total Building	1,836	916	32,526	276,253	35,179	—	346,710	6.0%	164,866	511,576

Telecommunications
Telephone	915	612	8,806	25,432	12,129	—	47,894	0.8%	53,530	101,425
Computers	1,486	191	8,707	38,168	5,872	—	54,424	0.9%	22,731	77,155
Office Expense	—	—	—	—	—	—	—	0.0%	—	—
Other	—	—	—	—	—	—	—	0.0%	—	—

Total Telecommunications	2,401	803	17,513	63,600	18,002	—	102,318	1.8%	76,262	178,580

Advertising	—	—	3,810	198,273	498	—	202,581	3.5%	1,863	204,444
Reinsurance Claims Expense	—	—	—	233,709	—	—	233,709	4.0%	155,042	388,752
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	73,435	73,435
Professional Fees	74	37	—	55,549	190,802	—	246,461	4.2%	6,880	253,341
Collection Expense	135	—	—	2,937	—	—	3,072	0.1%	63,011	66,084
Travel	—	3,204	1,020	46,551	13,043	—	63,818	1.1%	35,493	99,311
Office Expense	6,486	491	11,913	119,860	20,953	—	159,704	2.8%	78,500	238,205
Entertainment	—	—	—	32,016	—	—	32,016	0.6%	—	32,016
Amortization	—	—	9,742	24,355	—	—	34,097	0.6%	6,177	40,273
Taxes & Licenses	417	163	5,578	22,847	424	—	29,428	0.5%	35,675	65,103
Other	7,875	2,192	19,478	173,754	25,026	—	228,324	3.9%	81,936	310,260

Total Other Expense	14,778	2,846	46,711	372,831	46,403	—	483,568	8.3%	202,288	685,856

Total Direct Expense	102,269	30,512	298,352	4,256,210	487,360	—	5,174,703	89.2%	3,274,426	8,449,129
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—

Net Income Before Taxes	4,742	1,405	(30,024)	1,098,893	(446,839)	—	628,176	10.8%	(412,505)	215,671
Income Tax (34%)	—	—	(11,259)	412,085	(167,565)	—	233,261	4.0%	(154,693)	78,568

Net Income	4,742	1,405	(18,765)	686,808	(279,275)	—	394,915	6.8%	(257,812)	137,103

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru January 31, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	188,018	5,081	—	12,167,103	—	—	12,360,201	69.0%	3,489,812	15,850,013
I/B Income	—	—	—	—	—	—	—	0.0%	1,242,627	1,242,627
Fee Income	164,928	105,384	—	1,297,211	—	—	1,567,523	8.7%	22,939	1,590,462
Late Charges	27,819	—	—	894,523	—	—	922,342	5.1%	505,646	1,427,988

Total Interest Income	380,765	110,465	—	14,358,837	—	—	14,850,067	82.9%	5,261,023	20,111,089

Interest Expense	55,441	20,304	0	903,084	(73,483)	—	905,346	5.1%	1,608,123	2,513,469

Net Interest Income	325,324	90,161	(0)	13,455,752	73,483	—	13,944,721	77.8%	3,652,900	17,597,620

Provision for Loan Losses
P&L Recoveries	(1,893)	—	—	(143,340)	—	—	(145,233)	-0.8%	(301,022)	(446,254)
Reserves	—	25,000	—	(16,822)	—	—	8,178	0.0%	3,161,859	3,170,038
Cash	175,804	—	763	4,710,137	—	—	4,886,705	27.3%	11,381,489	16,268,194

Total Provision	173,911	25,000	763	4,549,976	—	—	4,749,651	26.5%	14,242,326	18,991,977

Net Interest included Provision	151,413	65,161	(764)	8,905,776	73,483	—	9,195,070		(10,589,427)	(1,394,357)

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	2,201,610	—	—	2,201,610	12.3%	490,961	2,692,571
Insurance Commissions	—	—	829,278	(146,659)	—	—	682,619	3.8%	13,355	695,974
Earned Insurance	—	—	—	—	—	—	—	0.0%	235,464	235,464
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	215	35,215	—	—	35,430	0.2%	—	35,430
Other Income	—	30,510	73,069	(102,537)	146,646	—	147,689	0.8%	257,265	404,954

Total Direct Income	—	30,510	902,562	1,987,629	146,646	—	3,067,347	17.1%	997,046	4,064,393

Total Revenue	380,765	140,975	902,562	16,346,466	146,646	—	17,917,414	100.0%	6,258,069	24,175,483

Expenses

Personnel
Salaries & Wages	26,000	38,575	420,624	4,418,237	441,140	—	5,344,577	29.8%	1,453,474	6,798,050
Commissions/Bonus	—	9,206	121,896	127,155	88,923	—	347,180	1.9%	37,218	384,397
Benefits	2,605	3,480	46,670	296,859	21,951	—	371,565	2.1%	179,893	551,458
Taxes	2,131	3,840	44,415	419,780	29,890	—	500,056	2.8%	200,149	700,205
Other	—	—	6,066	49,885	17,673	—	73,623	0.4%	44,858	118,482

Total Personnel	30,736	55,100	639,671	5,311,916	599,577	—	6,637,000	37.0%	1,915,592	8,552,592

Building
Rent	41	2,500	74,061	657,442	39,049	—	773,093	4.3%	331,427	1,104,520
Utilities	—	0	12,447	135,176	10,867	—	158,490	0.9%	46,588	205,078
Depreciation	6,367	754	36,763	228,716	70,433	—	343,033	1.9%	173,389	516,422
Other	428	257	—	31,202	12,079	—	43,965	0.2%	109,340	153,305

Total Building	6,836	3,510	123,271	1,052,536	132,428	—	1,318,581	7.4%	660,743	1,979,324

Telecommunications
Telephone	2,119	1,555	23,533	247,686	37,145	—	312,038	1.7%	141,953	453,990
Computers	5,511	671	30,600	87,711	21,152	—	145,645	0.8%	44,209	189,854
Office Expense	866	415	16,583	350,964	23,580	—	392,408	2.2%	91,107	483,515
Other	—	—	(551)	—	—	—	(551)	0.0%	—	(551)

Total Telecommunications	8,496	2,641	70,165	686,361	81,876	—	849,539	4.7%	277,269	1,126,808

Advertising	—	113	11,353	225,242	23,092	—	259,799	1.4%	120,118	379,917
Reinsurance Claims Expense	—	—	—	233,709	—	—	233,709	1.3%	(30,658)	203,051
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	73,435	73,435
Professional Fees	1,665	949	6,754	(16,648)	446,249	—	438,970	2.4%	58,039	497,009
Collection Expense	752	—	—	13,713	—	—	14,465	0.1%	194,315	208,780
Travel	—	3,991	4,967	261,570	100,202	—	370,730	2.1%	106,396	477,126
Office Expense	6,486	491	11,913	119,860	20,953	—	159,704	0.9%	78,500	238,205
Entertainment	—	68	—	138,973	35	—	139,076	0.8%	64	139,140
Amortization	—	—	33,611	67,407	—	—	101,018	0.6%	20,945	121,962
Taxes & Licenses	2,180	1,455	7,697	68,419	11,430	—	91,181	0.5%	78,577	169,758
Other	(13,424)	10,185	94,762	637,517	64,059	—	793,100	4.4%	532,918	1,326,018

Total Other Expense	(4,757)	12,200	147,983	1,032,176	96,478	—	1,284,079	7.2%	711,004	1,995,084

Total Direct Expense	273,080	123,809	1,004,928	14,253,635	1,406,418	—	17,061,869	95.2%	19,936,703	36,998,572
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.2%	42,497	0

Net Income Before Taxes	107,685	17,166	(117,463)	2,070,973	(1,180,320)	—	898,041	5.0%	(13,721,130)	(12,823,089)
Income Tax (34%)	—	—	(11,259)	412,085	(1,257,948)	—	(857,122)	-4.8%	(154,693)	(1,011,815)

Net Income	107,685	17,166	(106,204)	1,658,888	77,628	—	1,755,164	9.8%	(13,566,437)	(11,811,274)

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
Reporting Period January-04

SEE ATTACHED FINANCIAL STATEMENTS

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

Form Mor - 3

*	“Insider is defined in 11 U.S.C Section 101(31).

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
Reporting Period January-04

SEE ATTACHED FINANCIAL STATEMENTS

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIAMBILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

1/31/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations TICO	TOTAL	COMPANIES NOT IN BANRUPTCY Reinsurance	Total Company
Assets
Cash/Investments	47,037	(8,781)	(173,061)	1,645,607	24,624,062	—	26,134,864	2,180,530	28,315,394	—	28,315,394
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	12,196,688	—	12,196,688
Finance Receivables, GROSS	3,619,687	1,446,700	—	77,457,867	—	—	82,524,254	110,978,306	193,502,561	—	193,502,561
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(101,277)	—	—	(12,957,270)	—	—	(13,058,547)	(13,962,596)	(27,021,143)	—	(27,021,143)
Loss Reserve	(317,000)	(225,000)	—	(5,312,105)	(25,000)	—	(5,879,105)	(11,014,551)	(16,893,655)	—	(16,893,655)
Unearned Insurance	—	—	—	(855,170)	—	—	(855,170)	(1,505,791)	(2,360,961)	(4,026,629)	(6,387,589)
Dealer Holdback	—	—	—	—	—	—	—	(977,329)	(977,329)	—	(977,329)
Premises and Equipment, GROSS	206,231	71,891	1,156,120	6,489,817	1,111,796	—	9,035,855	4,917,746	13,953,601	—	13,953,601
Accumulated Depreciation	(172,104)	(69,149)	(1,010,142)	(4,096,261)	(651,145)	—	(5,998,802)	(3,820,920)	(9,819,722)	—	(9,819,722)
Accounts Receivable	80,558	—	251,259	76,700	—	—	408,517	853,713	1,262,230	(429,811)	832,419
Repossessed Automobiles	—	—	—	—	—	—	—	272,746	272,746	—	272,746
Intercompany Balance	(2,680,223)	(963,546)	(6,608,164)	(46,184,334)	177,446,472	(6,248,675)	114,761,530	(122,787,361)	(8,025,831)	8,025,831	—
Goodwill	348,938	—	353,379	19,376,269	—	—	20,078,587	13,662,106	33,740,693	—	33,740,693
Other Intangible Assets	—	—	2,030,601	2,500	—	—	2,033,101	—	2,033,101	—	2,033,101
Accumulated Amortization	(220,994)	—	(1,186,639)	(1,339,346)	—	—	(2,746,979)	(1,114,969)	(3,861,948)	—	(3,861,948)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	73,301	73,301	321,009	394,311
Prepaid Assets	2,193	1,965	148,860	817,321	4,399,937	—	5,370,276	427,957	5,798,233	651,447	6,449,680
Other Assets	—	—	335,788	(27,121)	252,508	—	561,175	42,784	603,959	407,123	1,011,082

Total Assets	813,046	254,080	(4,701,999)	35,094,475	231,416,238	(18,309,595)	244,566,245	(21,774,328)	222,791,917	4,948,971	227,740,888

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,828,797	—	2,830,307	32,382	2,862,689	—	2,862,689
Notes Payable	—	—	67,738	—	107,500,000	—	107,567,738	—	107,567,738	—	107,567,738
Subordinated Notes Payable	—	—	—	—	120,867,781	—	120,867,781	1,905,783	122,773,564	—	122,773,564
Accounts Payable	4,236	1,509	112,815	1,270,604	172,915	—	1,562,079	530,325	2,092,404	326,951	2,419,355
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	1,060,516	—	1,060,516
Income Taxes Payable	—	—	(11,259)	(356,548)	(5,757,913)	—	(6,125,719)	(1,093,858)	(7,219,577)	1,111,674	(6,107,903)
Claims Reserves	—	—	—	—	—	—	—	—	—	217,396	217,396
Accrued Liabilities - Other	33,957	6,214	46,250	1,731,731	680,114	—	2,498,268	509,915	3,008,183	8,171	3,016,354
Other Liabilities	304,714	116,937	87,972	108,312	103,312	—	721,247	32,960	754,207	829,057	1,583,265

Total Liabilities	342,908	124,661	305,026	2,754,388	227,455,235	—	230,982,217	1,917,508	232,899,725	2,493,250	235,392,975
Stockholders’ Equity									—
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,585	8,835,246	(3,319,685)	8,835,146	—	8,835,146	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	(442,773)	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,196,991)	33,444,307	(4,228,571)	(18,010,334)	4,825,821	(23,179,341)	(18,353,519)	2,094,482	(16,259,038)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	4,742	1,405	(18,765)	580,252	(279,275)	—	288,359	(512,495)	(224,136)	361,239	137,103

Total Stockholders’ Equity	470,139	129,419	(5,007,025)	32,340,087	3,961,003	(18,309,595)	13,584,028	(23,691,836)	(10,107,808)	2,455,721	(7,652,087)

Total Liabilities & Stockholders’ Equity	813,046	254,080	(4,701,999)	35,094,475	231,416,238	(18,309,595)	244,566,245	(21,774,328)	222,791,917	4,948,971	227,740,888

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period 38017

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$197,185.02	$197,185.02	Bi-Weekly	EFT	0
FICA-Employee	0	$179,276.29	$179,276.29	Bi-Weekly	EFT	0
FICA-Employer	0	$135,557.38	$135,557.38	Bi-Weekly	EFT	0
Unemployment	0	$14,910.56	$14,910.56	Bi-Weekly	EFT	0
Income	0
Other:	0

Total Federal Taxes	$0.00	$526,929.25	$526,929.25	$0.00		$0.00

State and Local
Withholding	0	$79,705.94	$79,705.94	Bi-Weekly		0
Sales	0			None
Excise	0			N/A
Unemployment	0	$44,508.91	$44,508.91	Bi-Weekly		0
Real Property	0	$4,954.72	$4,954.72
Personal Property	0	$5,319.31	$5,319.31
Other:	0	$40,150.80	$40,150.80	Bi-Weekly		0

Total State and Local Taxes	$0.00	$174,639.68	$174,639.68	$0.00		$0.00

TOTAL TAXES		$701,568.93	$701,568.93			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

		Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	126,746	0				126,746
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$126,745.78	$0.00	$0.00	$0.00	$0.00	$126,745.78

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Form Mor-4

* “Insider is defined in 11 U.S.C Section 101(31).

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for January-04

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(24,862.82)	0.00	0.00	0.00	0.00	0.00	0.00	(14,436.37)	0.00	0.00	0.00	0.00	0.00	0.00	(10,426.45)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	996,941.76	12,001.05	16,455.45	75,307.47	134,686.44	24,354.45	60,918.76	11,549.09	216,334.99	23,448.62	110,825.76	8,138.66	16,139.62	177,419.90	109,361.50
Outstanding Checks - Adjustment	20,468.03							14,436.37							6,031.66
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	1,017,409.79	12,001.05	16,455.45	75,307.47	134,686.44	24,354.45	60,918.76	25,985.46	216,334.99	23,448.62	110,825.76	8,138.66	16,139.62	177,419.90	115,393.16

Cash Disbursments
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	1,051,577.78	12,001.05	16,455.45	75,307.47	134,686.44	24,354.45	60,918.76	11,549.09	216,334.99	23,448.62	110,825.76	8,138.66	16,139.62	177,419.90	163,997.52
Employee Witholding of Insurance/etc	(54,636.02)														(54,636.02)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	996,941.76	12,001.05	16,455.45	75,307.47	134,686.44	24,354.45	60,918.76	11,549.09	216,334.99	23,448.62	110,825.76	8,138.66	16,139.62	177,419.90	109,361.50

	(4,394.79)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(4,394.79)

THE THAXTON GROUP	Case No. 01-10571
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(24,862.82)	0.00	(24,862.82)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	996,941.76	0.00	996,941.76
Outstanding Checks - Adjustment	0.00	20,468.03	0.00	20,468.03
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	1,017,409.79	0.00	1,017,409.79

Cash Disbursments
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	1,051,577.78		1,051,577.78
Employee Witholding of Insurance/etc	0.00	(54,636.02)		(54,636.02)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	996,941.76	0.00	996,941.76

	0.00	(4,394.79)	0.00	(4,394.79)

PAYROLL - THE THAXTON GROUP

	Period Ending 1/9/2004	Period Ending 1/23/2004	Total
Corporate
Salary expense	$59,852.22	$73,652.62	$133,504.84
FICA/FUTA/SUTA	$5,970.21	$8,031.96	$14,002.17
401(k) match	$596.84	$576.86	$1,173.70
Overtime	$—	$566.81	$566.81
	$—	$14,750.00

Total	$66,419.27	$97,578.25	$163,997.52

Tico Premium
Salary expense	$3,666.52	$3,666.52	$7,333.04
FICA/FUTA/SUTA	$355.41	$355.41	$710.82
401(k) match	$47.40	$47.40	$94.80

Total	$4,069.33	$4,069.33	$8,138.66

Commercial Lending
Salary expense	$6,064.22	$6,064.22	$12,128.44
FICA/FUTA/SUTA	$840.89	$609.69	$1,450.58
401(k) match	$186.34	$118.68	$305.02
Commissions	$2,255.58	$—	$2,255.58

Total	$9,347.03	$6,792.59	$16,139.62

Thaxton Insurance Group
Salary expense	$65,771.69	$62,859.58	$128,631.27
FICA/FUTA/SUTA	$6,696.16	$9,408.31	$16,104.47
401(k) match	$882.20	$1,414.37	$2,296.57
Overtime	$—	$1,626.49	$1,626.49
Commissions	$—	$19,326.10	$197,215.36
Bonus	$500.00	$8,935.00	$9,435.00

Total	$73,850.05	$103,569.85	$177,419.90

Tico
Salary expense	$303,290.29	$299,659.80	$602,950.09
FICA/FUTA/SUTA	$30,108.94	$32,879.67	$62,988.61
401(k) match	$1,406.97	$1,424.59	$2,831.56
Overtime	$88.42	$11,171.89	$11,260.31
Commissions	$—	$—	$—
Bonus	$366.75	$5,484.76	$5,851.51

Total	$335,261.37	$350,620.71	$685,882.08

Period Total	$488,947.05	$562,630.73	$1,051,577.78

Tax levy			$—
Employee savings			$—
Checks			$—
Manual checks			$—
401(k) payable	$(10,796.38)	$(13,052.26)	$(23,848.64)
Payable to reimbursement	$(1,204.65)	$(1,804.65)	$(3,009.30)
Avance			$—
Dental insurance	$(1,094.04)	$(985.66)	$(2,079.70)
Cancer insurance	$(764.42)	$(771.15)	$(1,535.57)
Life insurance	$(1,147.23)	$(1,201.95)	$(2,349.18)
Contingent health liability	$(11,938.99)	$(12,460.65)	$(24,399.64)
Other deductions	$2,746.40	$(160.39)	$2,586.01
Company car			$—

	$464,747.74	$532,194.02	$996,941.76
	$(24,199.31)	$(30,436.71)	$(54,636.02)

Net Checks	$24,796.72	$28,998.66	$53,795.38
Direct Deposits	$296,285.18	$306,180.94	$602,466.12
Wage Garnishments	$1,305.22	1,305.22	$2,610.44
Federal Tax	$41,295.72	50,274.36	$91,570.08
EE SS Tax	$26,513.85	30,550.49	$57,064.34
ER SS Tax	$26,513.86	30,550.41	$57,064.27
EE Med Tax	$6,200.80	7,144.91	$13,345.71
ER Med Tax	$6,200.82	7,144.85	$13,345.67
State/local Tax	$20,230.72	22,725.45	$42,956.17
Futa	$3,419.63	252.79	$3,672.42
Suta	$7,837.30	596.15	$8,433.45
Adjustments	$1,401.52	28,051.08	$29,452.60

GRAND TOTAL	$462,001.34	513,775.31	$975,776.65

reconciliation	$(2,746.40)	$(18,418.71)	$(21,165.11)
Accrual	$21,452.91	$12,018.00	$33,470.91

PAYROLL - TICO

	Period Ending 1/9/2004	Period Ending 1/23/2004	Total
SC/VA
Salary expense	$94,635.95	$93,095.93	$187,731.88
FICA/FUTA/SUTA	$9,463.90	$10,414.14	$19,878.04
401(k) match	$347.92	$355.83	$703.75
Overtime	$222.92	$5,698.40	$5,921.32
Commissions	$—	$—	$—
Bonus	$—	$2,100.00	$2,100.00

Total	$104,670.69	$111,664.30	$216,334.99

AL
Salary expense	$4,943.90	$5,590.17	$10,534.07
FICA/FUTA/SUTA	$460.80	$537.18	$997.98
SUBTOTAL	$—	$—	$229,967.04
401(k) match	$—	$78.82	$78.82
Overtime	$—	$—	$—
Commissions	$135.80	$254.38	$390.18

Total	$5,540.50	$6,460.55	$12,001.05

NC
Salary expense	$10,200.33	$10,354.92	$20,555.25
FICA/FUTA/SUTA	$1,142.70	$1,241.95	$2,384.65
401(k) match	$166.91	$170.36	$337.27
Overtime	$—	$577.28	$577.28
Commissions	$—	$—	$—
Bonus	$—	$500.00	$500.00

Total	$11,509.94	$12,844.51	$24,354.45

GA
Salary expense	$7,632.31	$6,960.14	$14,592.45
FICA/FUTA/SUTA	$635.88	$630.62	$1,266.50
401(k) match	$—	$—	$—
Overtime	$—	$196.50	$196.50
Commissions	$—	$—	$—
Bonus	$—	$400.00	$400.00

Total	$8,268.19	$8,187.26	$16,455.45

MS
Salary expense	$60,044.92	$58,470.92	$118,515.84
FICA/FUTA/SUTA	$5,584.44	$5,876.26	$11,460.70
401(k) match	$68.96	$73.00	$141.96
Overtime	$22.55	$2,993.94	$3,016.49
Commissions	$—	$—	$—
Bonus	$51.45	$1,500.00	$1,551.45

Total	$65,772.32	$68,914.12	$134,686.44

PAYROLL - TICO

	Period Ending 1/9/2004	Period Ending 1/23/2004	Total
OH
Salary expense	$25,764.58	$26,777.60	$52,542.18
FICA/FUTA/SUTA	$2,521.76	$3,770.76	$6,292.52
401(k) match	$67.04	$87.11	$154.15
Overtime	$—	$1,270.41	$1,270.41
Commissions	$—	$—	$—
Bonus	$—	$659.50	$659.50

Total	$28,353.38	$32,565.38	$60,918.76

KY
Salary expense	$34,034.87	$33,858.61	$67,893.48
FICA/FUTA/SUTA	$3,501.53	$3,525.50	$7,027.03
401(k) match	$144.78	$144.69	$289.47
Overtime	$(157.05)	$254.54	$97.49
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$37,524.13	$37,783.34	$75,307.47

TN
Salary expense	$10,257.34	$10,576.84	$20,834.18
FICA/FUTA/SUTA	$1,158.51	$1,174.43	$2,332.94
401(k) match	$—	$—	$—
Overtime	$—	$102.00	$102.00
Commissions	$—	$—	$—
Bonus	$179.50	$—	$179.50

Total	$11,595.35	$11,853.27	$23,448.62

Corp
Salary expense	$49,726.55	$49,731.30	$99,457.85
FICA/FUTA/SUTA	$5,034.02	$5,139.79	$10,173.81
401(k) match	$560.31	$562.91	$1,123.22
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$70.88	$70.88

Total	$55,320.88	$55,504.88	$110,825.76

Modern
Salary expense	$6,049.54	$4,243.37	$10,292.91
FICA/FUTA/SUTA	$605.40	$569.04	$1,174.44
401(k) match	$51.05	$30.69	$81.74
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—

Total	$6,705.99	$4,843.10	$11,549.09

Period Total	$335,261.37	$350,620.71	$685,882.08

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	January-04		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(32,389.40)	—	—	—	—	—		(32,389.40)

GENERAL LEDGER DEPOSITS AND TRANSFERS	1,659,845.79	42,663.49	432,284.60	422,564.42	227,523.24	208,974.90	130,685.10	195,150.04
Outstanding Checks	(38,039.82)					—		(38,039.82)

Total Cash Receipts and Transfers	1,621,805.97	42,663.49	432,284.60	422,564.42	227,523.24	208,974.90	130,685.10	157,110.22

Cash Disbursements - Loans
Gross Wages	1,454,229.39	39,385.50	397,020.70	384,351.02	213,558.52	189,151.33	117,847.88	112,914.44
Federal Tax	105,753.31	2,267.85	27,044.31	27,092.87	16,128.84	10,548.37	9,031.88	13,639.19
SS Tax	88,231.46	2,371.91	24,067.33	23,370.97	13,065.89	11,484.41	7,124.28	6,746.67
Med Tax	20,634.78	554.73	5,628.62	5,463.80	3,055.72	2,687.87	1,666.18	1,577.86
EIC	(138.37)	—	—	(73.64)	(64.73)	—	—	—
State Tax	36,749.77	1,117.00	134.00	15,044.77	8,169.36	6,601.82	207.95	5,474.87
Advance	403.75	—	137.50	605.00	(500.00)	305.00	200.00	(343.75)
Mileage	(37,635.59)	(1,134.25)	(10,602.25)	(11,830.65)	(5,069.16)	(6,031.53)	(2,967.75)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	150.00	—	—	150.00	—	—	—	—
STD	1,693.23	46.20	582.12	381.15	217.14	219.45	143.22	103.95
Medical	23,512.24	920.42	6,750.12	5,435.17	2,099.58	2,609.65	2,485.32	3,211.98
401K Loans	4,880.45	—	2,549.37	600.92	604.38	99.32	—	1,026.46
401K Deducts	11,186.60	122.05	3,130.98	2,682.29	2,396.27	305.30	118.49	2,431.22
AHL Dental	4,748.52	149.64	1,276.92	1,184.02	545.38	730.36	435.42	426.78
AHL Cancer	1,334.60	58.64	382.32	345.72	178.96	227.80	19.60	121.56
AHL Life	2,664.24	121.72	702.58	706.42	330.71	393.21	187.94	221.66
Flex Med	1,190.10	—	307.68	577.66	—	—	—	304.76
Dep Care	60.00	—	—	60.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	101.00	2.00	29.00	21.00	6.00	23.00	12.00	8.00
Garnishment	645.75	—	269.84	219.41	—	156.50	—	—
Bankrpc	320.00	—	—	—	160.00	—	160.00	—
Child support	6,013.47	100.00	1,885.44	671.53	303.00	1,456.50	1,051.00	546.00
Tax Levy	512.90	—	100.00	212.90	—	—	—	200.00
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Gross To Net (includes adj.)	1,181,217.18	32,687.59	332,644.82	311,429.71	171,931.18	157,334.30	97,972.35	77,217.23
Prepays and voids	18,381.21	116.44	4,417.66	781.62	8,111.07	1,749.08	901.94	2,303.40
DD Reversals & adjs.	1,014.96	—	113.02	—	—	—	901.94	—
Net DD/live checks	1,121,828.05	32,571.15	328,340.18	310,648.09	163,820.11	113,562.34	97,972.35	74,913.83
		—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—

Net Checks	527,407.84	—	—	—	—	—	—	13,918.74
Direct Deposits	632,652.94	—	—	—	—	—	—	57,204.94
Wage Garnishments	7,492.12	100.00	2,255.28	1,103.85	463.00	1,612.99	1,211.00	746.00
Federal Tax	105,614.94	2,267.85	27,044.31	27,019.23	16,064.11	10,548.37	9,031.88	13,639.19
EE SS Tax	88,231.46	2,371.91	24,067.33	23,370.97	13,065.89	11,484.41	7,124.28	6,746.67
ER SS Tax	88,231.25	2,371.92	24,067.24	23,370.94	13,065.87	11,484.39	7,124.26	6,746.63
EE Med Tax	20,634.78	554.73	5,628.62	5,463.80	3,055.72	2,687.87	1,666.18	1,577.86
ER Med Tax	20,634.75	554.73	5,628.63	5,465.76	3,055.73	2,685.89	1,666.17	1,577.84
State Tax	36,749.77	1,117.00	134.00	15,044.77	8,169.36	6,601.82	207.95	5,474.87
Futa	11,238.14	306.06	3,092.57	2,990.92	1,667.01	1,481.83	919.26	780.49
Suta	36,075.46	497.33	10,517.63	11,905.15	231.81	5,927.45	3,888.98	3,107.11
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,585,594.58	42,663.49	432,284.60	422,564.42	227,523.24	208,974.90	130,685.10	120,898.83
Manual Checks	41,861.81							41,861.81

Total Other Cash Disbursements	1,627,456.39	42,663.49	432,284.60	422,564.42	227,523.24	208,974.90	130,685.10	162,760.64

TOTAL ALL CASH DISBURSEMENTS	1,627,456.39	42,663.49	432,284.60	422,564.42	227,523.24	208,974.90	130,685.10	162,760.64

	(38,039.82)	—	—	—	—	—	—	(38,039.82)

Book Balance per bank rec.	(79,580.05)		—		—	—		(38,039.82)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	-
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(32,389.40)	—	(32,389.40)

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,659,845.79	—	1,659,845.79
Outstanding Checks	—	(38,039.82)	—	(38,039.82)

Total Cash Receipts and Transfers	—	1,621,805.97	—	1,621,805.97

Cash Disbursements - Loans	—	—
Gross Wages	—	1,454,229.39
Federal Tax	—	105,753.31
SS Tax	—	88,231.46	—	88,231.46
Med Tax	—	20,634.78
EIC	—	(138.37)	—	(138.37)
State Tax	—	36,749.77	—	36,749.77
Advance	—	403.75	—	403.75
Mileage	—	(37,635.59)	—	(37,635.59)
Miscellaneous	—	—	—	—
Shortage	—	150.00	—	150.00
STD	—	1,693.23	—	1,693.23
Medical	—	23,512.24	—	23,512.24
401K Loans	—	4,880.45	—	4,880.45
401K Deducts	—	11,186.60	—	11,186.60
AHL Dental	—	4,748.52	—	4,748.52
AHL Cancer	—	1,334.60	—	1,334.60
AHL Life	—	2,664.24	—	2,664.24
Flex Med	—	1,190.10	—	1,190.10
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	101.00	—	101.00
Garnishment	—	645.75	—	645.75
Bankrpc	—	320.00	—	320.00
Child support	—	6,013.47	—	6,013.47
Tax Levy	—	512.90	—	512.90
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Gross To Net (includes adj.)	—	1,181,217.18	—	1,181,217.18
Prepays and voids	—	18,381.21	—	18,381.21
DD Reversals & adjs.	—	1,014.96	—	1,014.96
Net DD/live checks	—	1,121,828.05	—	1,121,828.05
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	527,407.84	—	527,407.84
Direct Deposits	—	632,652.94	—	632,652.94
Wage Garnishments	—	7,492.12	—	7,492.12
Federal Tax	—	105,614.94		105,614.94
EE SS Tax	—	88,231.46		88,231.46
ER SS Tax	—	88,231.25		88,231.25
EE Med Tax	—	20,634.78		20,634.78
ER Med Tax	—	20,634.75		20,634.75
State Tax	—	36,749.77		36,749.77
Futa	—	11,238.14		11,238.14
Suta	—	36,075.46		36,075.46
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,585,594.58		1,585,594.58
Manual Checks	—	41,861.81		41,861.81

Total Other Cash Disbursements	—	1,627,456.39	—	1,627,456.39

TOTAL ALL CASH DISBURSEMENTS	—	1,627,456.39	—	1,627,456.39

	—	(38,039.82)	—	(38,039.82)

Book Balance per bank rec.

Ending Bank Balance per bank rec.

In re:		Case No. 03-13182 - 03-13213
	THE THAXTON GROUP	Jointly Administered
Reporting Period January-04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$207,385,008.34
Plus Amounts billed during the period	$10,153,750.88
Less Amounts collected during the period	(23,579,097.43)
Total Accounts Receivable at the end of the reporting period	$193,959,661.79

Accounts Receivable Aging	Amount
0-30 days old	$175,992,160.86
31-60 days old	$7,518,312.14
61-90 days old	$5,149,096.90
91+ days old	$4,743,604.95
Total Accounts Receivable	$193,403,174.85
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$193,403,174.85

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 1/30/2004

Aged Accounts Receivable

(Gross Balance as of 1/30/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$163,511,204	$69,231,849	$90,942,944	$471,623	$2,864,788
Potential (1-30)	$12,480,957	$3,514,283	$8,258,328	$458,145	$250,201
31-60 Days	$7,518,312	$1,939,203	$5,093,598	$183,637	$301,874
61-90 Days	$5,149,097	$1,196,377	$3,780,348	$52,196	$120,177
91 and Over	$4,743,605	$1,586,507	$2,793,362	$281,089	$82,647
Total Delinquency	$29,891,971	$8,236,370	$19,925,635	$975,067	$754,899

Total Gross Receivables	$193,403,175	$77,468,220	$110,868,578	$1,446,690	$3,619,687

Post Accounts Payable
(As of 1/30/04)

Southern Management	$119,535
Tico Credit	$7,210
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$126,746

THE THAXTON GROUP
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	CASES 03-13182 - 03-13213
Monthly Court Report for January	JOINTLY ADMINISTERED

	Consolidated Totals	ELIMINATIONS	HOLDING COMPANY THAXTON GROUP, INC Corporate	HOLDING COMPANY Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	HOLDING COMPANY Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated	Non-Bankrupt Companies
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	(6,248,675.00)	194,715,920.98	—	—	(6,686,670.03)	(1,009,164.00)	(2,985,650.00)	—	(55,884,506.03)	(135,198,976.00)	13,297,720.08

Cash Transfers between companies	—		(12,024,730.01)			268,043.38				5,714,124.59	6,042,562.04
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(401,760.09)			(2,657.08)	74,870.64	361,305.03			(31,758.50)
Allocations of:	—		—
Home Office allocation	—		—
Interest allocation	—		628,259.95							(243,010.87)	(385,249.08)
Payroll	—		922,626.98			(188,269.90)					(734,357.08)
Analysis charges	—		11,220.09			(1,917.33)					(9,302.76)
Audt accrual	—
Transfer of subnotes	—
Federal tax adjustment	—		(6,405,065.73)			3,306.75	(29,252.64)	(55,878.03)		(1,042,837.35)	7,529,727.00
Adjustment to unearned insurance premium	—

General Ledger as of 1/31/04	(0.00)	(6,248,675.00)	177,446,472.17	—	—	(6,608,164.21)	(963,546.00)	(2,680,223.00)	—	(51,456,229.66)	(122,787,354.38)	13,297,720.08

	(0.00)	(6,248,675.00)	177,446,472.17	—	—	(6,608,164.21)	(963,546.00)	(2,680,223.00)	—	(51,456,229.66)	(122,787,354.38)	13,297,720.08

Balance Sheet - January 31, 2004	—	6,248,675.00	177,446,472.00			(6,608,164.00)	(963,546.00)	(2,680,223.00)		(51,456,230.00)	(122,787,361.00)